UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21558

Pioneer Short Term Income Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Short Term Income Fund

Annual Report | August 31, 2022

A: STABX	C: PSHCX	C2: STIIX	K: STIKX	Y: PSHYX

visit us: www.amundi.com/us

Pioneer Short Term Income Fund | Annual Report | 8/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges. The onset of the COVID-19 pandemic in March 2020 was the most significant development, as the pandemic affected the everyday lives of millions and led to major changes in government and central-bank policies. Later that year, the widespread distribution of COVID-19 vaccines led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year, and led to strong performance overall.

Eventually, however, the easier monetary and fiscal policies enacted during the height of the pandemic as well as ongoing supply chain issues, which were, at least in part, an outgrowth of certain virus-containment measures, were among the numerous factors that combined to drive inflation levels higher in the latter part of 2021.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of 2022, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In the US, the upcoming mid-term elections in November of this year are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

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Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 3

Portfolio Management Discussion | 8/31/22

In the following interview, portfolio managers Noah Funderburk and Nicolas Pauwels discuss the factors that influenced Pioneer Short Term Income Fund’s performance during the 12-month period ended August 31, 2022. Mr. Funderburk, Director of Securitized Credit, a senior vice president, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended August 31, 2022?
A	Pioneer Short Term Income Fund’s Class A shares returned -3.65% at net asset value during the 12-month period ended August 31, 2022, while the Fund’s benchmark, the Bloomberg One- to Three-Year Government/Credit Bond Index (the Bloomberg Index), returned -3.98%. During the same period, the average return of the 589 mutual funds in Morningstar’s Short-Term Bond Funds category was -5.23%.
Q	Can you describe the market environment for fixed-income investors over the 12-month period?
A	The period opened in September of 2021 against a backdrop of positive economic momentum as well as growing concerns about peaking economic growth in the face of goods and labor supply shortages, and bottlenecks. Persistent inflation resulted in a reversal by the US Federal Reserve (Fed) in the fourth quarter of 2021, as it doubled the previously announced pace for reducing its purchases of Treasury and mortgage-backed fixed-income securities (quantitative easing). At that time, the Fed signaled three potential increases in its benchmark overnight federal funds rate target range for 2022, with another two increases expected for 2023.

Inflation continued to run historically high into the winter, and market apprehension regarding the actions of central banks increased accordingly. As estimates of future short-term yields increased, yield curves flattened and yields on longer-maturity bonds rose. In late February, Russia’s military incursion into Ukraine led to a spike in volatility and made investors more risk-averse, causing many to reduce their exposures to higher-risk assets. As a result, credit spreads widened and yields increased as market participants began moving out of risky assets. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

4 Pioneer Short Term Income Fund | Annual Report | 8/31/22

The war in Ukraine also exacerbated inflation concerns, given Russia's leading position as an energy supplier to Europe, along with Ukraine's status as a large agricultural-exporting nation. Meanwhile, China's ongoing “zero-COVID” policy led to another round of extended lockdowns in that country, which caused further disruptions to the global supply chain and raised new concerns about economic growth.

At its March meeting, and after ending its quantitative easing program, the Fed began increasing its short-term federal funds rate target by raising the upper bound by 25 basis points (bps), which brought the target range up to 0.25% - 0.50%. (A basis point is equal to 1/100th of a percentage point.) By the late spring, investor speculation had centered on whether the Fed would achieve a "soft landing," in which economic growth would slow, but remain positive, while the Fed brought inflation under control. With the market now concerned about several issues, including inflation, the Fed’s response to it, and economic growth, the returns for credit-sensitive securities turned deeply negative. The Fed went on to raise the target range of the federal funds rate by 50 bps, 75 bps, and 75 bps, during May, June, and July, respectively. Those moves brought the federal funds target up to a range of 2.25% to 2.50%, its highest level since December of 2019. With inflation posting 40-year highs, Treasury yields moved sharply higher.

July saw credit-sensitive assets recover some of their earlier losses, supported by stronger-than-expected corporate earnings reports and a dovish interpretation of the Fed’s late-July Open Market Committee (FOMC) press conference. In addition, Treasury yields retraced some of their earlier rise on the hopes that inflation as well as the Fed’s policy-tightening cycle had peaked. However, Fed members took to the airwaves in August to reiterate their commitment to snuffing out high inflation. Interest-rate-sensitive markets quickly acknowledged the messaging and started climbing higher. However, the markets for riskier assets, such as equities and credit-oriented bonds, appeared to require more convincing, as investors embraced a lower-than-expected July consumer price index (CPI) print to justify an earlier and lower-target-range end to the Fed’s tightening cycle.

Eventually, a month-long blitz of consistently “hawkish” Fed speakers and Chairman Powell’s pointed address at the annual Jackson Hole symposium softened bullish investor sentiment and, in turn, led to a decline in the prices for riskier assets. During his brief keynote speech, Chairman Powell emphasized that a successful battle against inflation would “likely require maintaining a restrictive policy stance for some time” and result in some pain across the domestic economy. The use of

Pioneer Short Term Income Fund | Annual Report | 8/31/22 5

this type of hawkish forward guidance throughout August represented a notable and quick reversal by the Fed, as it was just the prior month that Chairman Powell had de-emphasized the Fed’s reliance on such guidance as a future policy tool.

Going into the end of the 12-month period, the Treasury yield curve flattened to the point of inverting, as investors repriced to the Fed’s new “higher (rates) for longer (time period)” mantra. (A yield curve inverts when long-term interest rates drop below short-term rates, indicating that investors are moving money away from short-term bonds and into long-term ones.) To illustrate, August saw the five-year Treasury yield climb 67 bps, to 3.35%, while the 30-year Treasury yield rose by 28 bps, to 3.29%.

Q	Can you review your principal investment strategies in managing the Fund during the 12-month period ended August 31, 2022, and discuss how they affected benchmark-relative performance?
A	The Fund slightly outperformed its benchmark during the 12-month period, with the majority of the outperformance driven by the portfolio’s interest-rate positioning. The portfolio’s short-duration positioning versus the Bloomberg Index was a key positive contributor to the Fund’s relative returns for the period, as was yield-curve positioning, to a lesser extent, as yields rose sharply. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Additional positive contributors to the Fund’s benchmark-relative returns for the period included asset allocation decisions, with the portfolio’s out-of-benchmark exposures particularly beneficial for relative results. In that vein, the Fund’s allocations to asset-backed securities (ABS) aided relative performance, due to the carry (or incremental income) provided by the asset class as well as the positive technical factors related to supply and demand in the ABS market. Holdings of bank loans were another positive contributor to the Fund’s relative performance for the period, as investors came to appreciate the floating-rate feature of the loan asset class in a rising-interest-rate environment. An allocation to insurance-linked securities (ILS) likewise contributed positively to the Fund’s relative returns for the period. ILS returns have typically been uncorrelated to the performance of other fixed-income assets, and the portfolio’s exposure to the incremental yield and diversification* benefits offered by ILS proved particularly additive to the Fund’s performance during the period.

* Diversification does not assure a profit nor protect against loss.

6 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Security selection results detracted from the Fund’s benchmark-relative results during the period, due primarily to the weak performance of the portfolio’s corporate bond holdings within the financials, industrials, and utilities sectors. In addition, the Fund’s positioning within collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) weighed on relative returns as credit spreads widened over the 12-month period. Within investment-grade corporate credit, the Fund’s overweight (versus the Bloomberg Index) to financials detracted from relative performance, given a backdrop of interest-rate volatility. Finally, the Fund’s significant benchmark-relative underweight to Treasuries also detracted slightly from performance.

Q	Can you discuss the factors that affected the Fund’s income-generation, or distributions** to shareholders, during the 12-month period ended August 31, 2022?
A	The Fund’s monthly distribution rate increased, especially over the latter part of the 12-month period, as a result of rising interest rates and the widening of credit spreads. We believe the income generation of the Fund relative to floating-rate investment options has remained attractive, given the continued rising-rate environment.
Q	Did the Fund have any exposure to derivatives during the 12-month period ended August 31, 2022? If so, did the derivatives have an effect on the Fund’s performance?
A	We employed fixed-income index futures contracts to help manage the Fund’s overall duration during the period, and the portfolio’s duration positioning versus the Bloomberg Index contributed positively to benchmark-relative performance.
Q	What is your assessment of the current climate for fixed income investing?
A	Currently, US Treasury yields reflect a “higher-for-longer” Fed scenario, in which the Fed finds it necessary to raise rates to a greater degree and keep them higher for a longer period than previously expected. As of August 31, 2022, market pricing implies a federal funds rate target that peaks in early 2023, at close to 4% or 4.5%, and remains in that area through the third quarter of 2023. Meanwhile, the markets appear to have priced out the “dovish Fed pivot” that had supported bullish investor sentiment towards the end of July/early August. Given the market’s

** Distributions are not guaranteed.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 7

more realistic interest-rate outlook (in our view), we believe maintaining a duration underweight (shorter-duration) to the front end of the US yield curve makes less sense.

We think the outlook for long-term US rates, however, is less clear, and depends on the longer-term path of inflation, economic growth, and ultimately, global demand for US assets. While we believe it is likely that monthly inflation data could moderate in the near term, the level at which inflation stops declining remains uncertain, in our view. Ultimately, wage growth has usually been the key factor, and probably needs to ease from current levels in order for the Fed to declare, “mission accomplished,” on the inflation battle. A substantial deceleration in wages will likely require less demand for labor, which has not been evident, at least not yet.

Given uncertainty on the medium-term outlook for wage growth and inflation, we believe it is too early to sound the “all clear” for investments in riskier assets, and we expect the performance of riskier assets to remain volatile. Such a scenario would call for continued selectivity and nimbleness in managing the Fund’s exposures to spread sectors. (Spread sectors are nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)

Please refer to the Schedule of Investments on pages 19–53 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/22

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 9

Portfolio Summary | 8/31/22

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Notes, 2.75%, 4/30/27	2.11%
2.	Bank of America Corp., 4.20%, 8/26/24	1.54
3.	KeyBank NA, 4.15%, 8/8/25	1.19
4.	Standard Chartered Plc, 3.971% (1 Year CMT Index + 165 bps), 3/30/26 (144A)	1.07
5.	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25 (144A)	1.04
6.	Wells Fargo & Co., 3.55%, 9/29/25	1.04
7.	HSBC Holdings Plc, 5.21% (SOFR + 261 bps), 8/11/28	0.80
8.	Federal National Mortgage Association, 5.00%, 9/1/52 (TBA)	0.79
9.	Morgan Stanley, 3.62% (SOFR + 116 bps), 4/17/25	0.78
10.	Barclays Plc, 5.304% (5 Year CMT Index + 230 bps), 8/9/26	0.71

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Prices and Distributions | 8/31/22

Net Asset Value per Share

Class	8/31/22	8/31/21
A	$8.85	$9.39
C	$8.87	$9.41
C2	$8.88	$9.42
K	$8.91	$9.45
Y	$8.87	$9.41

Distributions per Share: 9/1/21–8/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2008	$—	$—
C	$0.1807	$—	$—
C2	$0.1853	$—	$—
K	$0.2350	$—	$—
Y	$0.2340	$—	$—

Index Definitions

The Bloomberg One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 11

Performance Update | 8/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2022)
		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	1.22%	0.94%
5 years	0.96	0.92
1 year	-3.65	-3.98

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.85%	0.83%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2022)
		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	0.98%	0.94%
5 years	0.81	0.92
1 year	-3.85	-3.98

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.07%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares are not subject to sales changes. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 13

Performance Update | 8/31/22	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2022)
			Bloomberg
			One- to
			Three-Year
	If	If	Government/
Period	Held	Redeemed	Credit Index
10 years	1.00%	1.00%	0.94%
5 years	0.84	0.84	0.92
1 year	-3.80	-4.74	-3.98

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Class C2 shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2022)
		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	1.55%	0.94%
5 years	1.41	0.92
1 year	-3.26	-3.98

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.51%	0.46%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 15

Performance Update | 8/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Bloomberg One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2022)
		Bloomberg
	Net	One- to
	Asset	Three-Year
	Value	Government/
Period	(NAV)	Credit Index
10 years	1.55%	0.94%
5 years	1.37	0.92
1 year	-3.29	-3.98

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.60%	0.46%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2022 through August 31, 2022.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account Value	$979.00	$978.00	$978.30	$981.00	$980.80
(after expenses)
on 8/31/22
Expenses Paid	$4.14	$5.14	$4.99	$2.30	$2.30
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.03%, 1.00%, 0.46%, and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Short Term Income Fund | Annual Report | 8/31/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2022 through August 31, 2022.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account Value	$1,021.02	$1,020.01	$1,020.16	$1,022.89	$1,022.89
(after expenses)
on 8/31/22
Expenses Paid	$4.23	$5.24	$5.09	$2.35	$2.35
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.03%, 1.00%, 0.46%, and 0.46% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Schedule of Investments | 8/31/22

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 100.1%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.0% of Net Assets*(a)
Advertising Sales — 0.2%
445,466	Lamar Media Corp., Term B Loan, 3.868% (LIBOR +
	150 bps), 2/5/27	$ 436,556
267,202	Outfront Media Capital LLC (Outfront Media Capital
Corporation), Extended Term Loan, 4.274% (LIBOR +
	175 bps), 11/18/26	262,484
	Total Advertising Sales	$ 699,040
Airlines — 0.1%
250,000	Air Canada, Term Loan, 6.421% (LIBOR +
	350 bps), 8/11/28	$ 242,500
	Total Airlines	$ 242,500
Applications Software — 0.1%
248,125	RealPage, Inc., First Lien Initial Term Loan, 5.524%
	(LIBOR + 300 bps), 4/24/28	$ 239,084
	Total Applications Software	$ 239,084
Auto Parts & Equipment — 0.0%†
124,718	TI Group Automotive Systems, LLC, Refinancing US
	Term Loan, 5.50% (LIBOR + 325 bps), 12/16/26	$ 122,847
	Total Auto Parts & Equipment	$ 122,847
Cable & Satellite Television — 0.0%†
235,662	Virgin Media Bristol LLC, N Facility, 4.891% (LIBOR +
	250 bps), 1/31/28	$ 231,145
	Total Cable & Satellite Television	$ 231,145
Chemicals-Specialty — 0.1%
310,838	Element Solutions Inc (Macdermid, Incorporated),
Tranche B-1 Term Loan, 4.524% (LIBOR +
	200 bps), 1/31/26	$ 309,167
234,233	Tronox Finance LLC, First Lien Refinancing Term Loan,
	4.50% (LIBOR + 225 bps), 3/10/28	228,695
	Total Chemicals-Specialty	$ 537,862
Computer Data Security — 0.1%
248,125	Magenta Buyer LLC, First Lien Initial Term Loan, 7.25%
	(LIBOR + 475 bps), 7/27/28	$ 237,373
	Total Computer Data Security	$ 237,373
Containers-Paper & Plastic — 0.1%
440,100	Berry Global, Inc., Term Z Loan, 4.178% (LIBOR +
	175 bps), 7/1/26	$ 431,133
11,625	Trident TPI Holdings, Inc., Tranche B-3 Delayed Draw
	Term Loan, 6.25% (LIBOR + 400 bps), 9/15/28	11,297
130,381	Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan,
	6.25% (LIBOR + 400 bps), 9/15/28	126,714
	Total Containers-Paper & Plastic	$ 569,144

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 19

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
Diagnostic Equipment — 0.1%
247,500	Curia Global, Inc., First Lien 2021 Term Loan, 6.556%
	(LIBOR + 375 bps), 8/30/26	$ 239,495
	Total Diagnostic Equipment	$ 239,495
Direct Marketing — 0.0%†
43,574	Red Ventures, LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 5.024% (LIBOR + 250 bps), 11/8/24	$ 42,866
	Total Direct Marketing	$ 42,866
Disposable Medical Products — 0.1%
250,000	Sotera Health Holdings, LLC, First Lien Refinancing
	Loan, 5.274% (LIBOR + 275 bps), 12/11/26	$ 243,750
	Total Disposable Medical Products	$ 243,750
Electric-Generation — 0.0%†
236,005	Eastern Power, LLC (Eastern Covert Midco, LLC), Term
	Loan, 6.00% (LIBOR + 375 bps), 10/2/25	$ 202,793
	Total Electric-Generation	$ 202,793
Electronic Composition — 0.0%†
61,763	ON Semiconductor Corp., 2019 New Replacement
	Term B-4 Loan, 4.524% (LIBOR + 200 bps), 9/19/26	$ 61,767
	Total Electronic Composition	$ 61,767
Enterprise Software & Services — 0.0%†
58,166	Verint Systems, Inc., Refinancing Term Loan, 4.373%
	(LIBOR + 200 bps), 6/28/24	$ 57,875
	Total Enterprise Software & Services	$ 57,875
Finance-Leasing Company — 0.2%
247,488	Avolon TLB Borrower 1 (US) LLC, 2021 Term B-5 Loan,
	4.618% (LIBOR + 225 bps), 12/1/27	$ 243,775
296,471	Delos Finance S.a r.l., 2018 New Loan, 4.00% (LIBOR +
	175 bps), 10/6/23	296,656
270,000	Setanta Aircraft Leasing DAC, Loan, 4.25% (LIBOR +
	200 bps), 11/5/28	265,697
	Total Finance-Leasing Company	$ 806,128
Gambling (Non-Hotel) — 0.1%
248,750	Bally’s Corporation, Term B Facility Loan, 5.623%
	(LIBOR + 325 bps), 10/2/28	$ 237,494
	Total Gambling (Non-Hotel)	$ 237,494
Hotels & Motels — 0.1%
247,249	Hilton Worldwide Finance, LLC, Refinanced Series B-2
	Term Loan, 4.194% (LIBOR + 175 bps), 6/22/26	$ 242,980
	Total Hotels & Motels	$ 242,980

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
Medical Labs & Testing Services — 0.1%
242,531	Phoenix Guarantor Inc., First Lien Tranche B-1 Term
	Loan, 5.774% (LIBOR + 325 bps), 3/5/26	$ 235,053
	Total Medical Labs & Testing Services	$ 235,053
Medical-Drugs — 0.0%†
138,799	Endo Luxembourg Finance Company I S.a r.l., 2021
	Term Loan, 11.50% (LIBOR + 400 bps), 3/27/28	$ 121,739
	Total Medical-Drugs	$ 121,739
Metal Processors & Fabrication — 0.0%†
148,236	WireCo WorldGroup, Inc., Initial Term Loan, 7.188%
	(LIBOR + 425 bps), 11/13/28	$ 146,291
	Total Metal Processors & Fabrication	$ 146,291
Metal-Iron — 0.0%†
106,332	TMS International Corp., Term B-2 Loan, 5.556%
	(LIBOR + 275 bps), 8/14/24	$ 105,135
	Total Metal-Iron	$ 105,135
Paper & Related Products — 0.0%†
27,083	Sylvamo Corp., Term Loan B, 7.024% (LIBOR +
	450 bps), 8/18/28	$ 26,418
	Total Paper & Related Products	$ 26,418
Physical Therapy & Rehabilitation Centers — 0.1%
247,500	Upstream Newco, Inc., First Lien August 2021
Incremental Term Loan, 6.82% (Term SOFR +
	425 bps), 11/20/26	$ 235,847
	Total Physical Therapy & Rehabilitation Centers	$ 235,847
Rental Auto & Equipment — 0.0%†
120,406	Fly Funding II S.a r.l., Replacement Loan, 4.62% (LIBOR +
	175 bps), 8/11/25	$ 110,172
	Total Rental Auto & Equipment	$ 110,172
Retail — 0.2%
248,125	Pilot Travel Centers LLC, Initial Tranche B Term Loan,
	4.555% (Term SOFR + 200 bps), 8/4/28	$ 243,472
247,641	RVR Dealership Holdings, LLC, Term Loan, 6.147%
	(Term SOFR + 375 bps), 2/8/28	232,164
74,546	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	7.282% (LIBOR + 450 bps), 9/12/24	71,098
248,750	Whatabrands LLC, Initial Term B Loan, 5.774% (LIBOR +
	325 bps), 8/3/28	236,857
	Total Retail	$ 783,591
Retail-Restaurants — 0.1%
422,594	1011778 B.C. Unlimited Liability Co., Term B-4 Loan,
	4.274% (LIBOR + 175 bps), 11/19/26	$ 411,161
	Total Retail-Restaurants	$ 411,161

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 21

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Telecommunication Equipment — 0.0%†
204,225	Commscope, Inc., Initial Term Loan, 5.774% (LIBOR +
	325 bps), 4/6/26	$ 195,545
	Total Telecommunication Equipment	$ 195,545
	Telephone-Integrated — 0.0%†
117,636	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	4.274% (LIBOR + 175 bps), 3/1/27	$ 112,553
	Total Telephone-Integrated	$ 112,553
	Veterinary Diagnostics — 0.2%
942,025	Elanco Animal Health Incorporated, Term Loan,
	4.123% (LIBOR + 175 bps), 8/1/27	$ 912,587
	Total Veterinary Diagnostics	$ 912,587
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $8,650,561)	$ 8,410,235
	ASSET BACKED SECURITIES — 22.6% of
	Net Assets
128,993(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 2.591% (1 Month USD LIBOR + 20 bps),
	6/15/41 (144A)	$ 125,659
84,764(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 2.621% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	83,033
1,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D,
	4.523%, 8/15/40 (144A)	1,413,757
500,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class D, 8.21% (3 Month USD LIBOR + 550 bps),
	1/20/32 (144A)	478,312
500,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%,
	3/15/29 (144A)	490,183
1,500,000	ACC Trust, Series 2019-2, Class C, 5.24%,
	10/21/24 (144A)	1,493,027
698,244	Accelerated LLC, Series 2021-1H, Class C, 2.35%,
	10/20/40 (144A)	632,653
1,000,000	ACM Auto Trust, Series 2022-1A, Class C, 5.48%,
	4/20/29 (144A)	989,189
1,000,000	ACM Auto Trust, Series 2022-1A, Class D, 8.58%,
	4/20/29 (144A)	992,307
750,000(a)	ACREC, Ltd., Series 2021-FL1, Class A, 3.527% (1 Month
	USD LIBOR + 115 bps), 10/16/36 (144A)	720,011
1,500,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%,
	12/15/23 (144A)	1,484,553
800,000	American Credit Acceptance Receivables Trust, Series
	2021-3, Class F, 3.64%, 5/15/28 (144A)	741,707
500,000	American Credit Acceptance Receivables Trust, Series
	2022-3, Class D, 5.83%, 10/13/28 (144A)	495,886
500,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class E, 4.47%, 3/20/25 (144A)	489,169

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
500,000	Amur Equipment Finance Receivables X LLC, Series
	2022-1A, Class E, 5.02%, 12/20/28 (144A)	$ 461,418
1,500,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	1,429,671
500,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	466,608
715,939	Aqua Finance Trust, Series 2021-A, Class A, 1.54%,
	7/17/46 (144A)	662,874
1,300,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2021-FL4, Class D, 5.291% (1 Month USD LIBOR +
	290 bps), 11/15/36 (144A)	1,235,604
500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2021-FL4, Class E, 5.791% (1 Month USD LIBOR +
	340 bps), 11/15/36 (144A)	460,021
500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2022-FL1, Class E, 5.633% (SOFR30A + 375 bps),
	1/15/37 (144A)	470,232
1,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	992,035
1,050,000	Avid Automobile Receivables Trust, Series 2021-1,
	Class F, 5.16%, 10/16/28 (144A)	947,450
1,170,000	BHG Securitization Trust, Series 2021-B, Class D, 3.17%,
	10/17/34 (144A)	980,428
375,433	Blackbird Capital Aircraft, Series 2021-1A, Class B,
	3.446%, 7/15/46 (144A)	300,834
849,997	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A,
	Class B, 3.78%, 9/26/33 (144A)	808,652
1,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class B1, 4.579% (3 Month USD LIBOR +
	275 bps), 12/15/28 (144A)	977,599
1,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class D, 7.229% (3 Month USD LIBOR +
	540 bps), 12/15/28 (144A)	956,248
500,000(a)	BSPRT Issuer, Ltd., Series 2021-FL7, Class D, 5.141%
	(1 Month USD LIBOR + 275 bps), 12/15/38 (144A)	470,314
655,562	BXG Receivables Note Trust, Series 2018-A, Class C,
	4.44%, 2/2/34 (144A)	633,381
288,508	BXG Receivables Note Trust, Series 2020-A, Class B,
	2.49%, 2/28/36 (144A)	267,626
800,000(a)	CAL Receivables LLC, Series 2022-1, Class B, 6.233%
	(SOFR30A + 435 bps), 10/15/26 (144A)	764,219
500,000	CarNow Auto Receivables Trust, Series 2021-1A, Class C,
	2.16%, 2/17/26 (144A)	486,287
1,250,000	CarNow Auto Receivables Trust, Series 2022-1A, Class B,
	4.89%, 3/16/26 (144A)	1,238,763
500,000	Carvana Auto Receivables Trust, Series 2019-4A, Class E,
	4.70%, 10/15/26 (144A)	488,817
148,940	Carvana Auto Receivables Trust, Series 2021-P4, Class N,
	2.15%, 9/11/28 (144A)	148,248

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 23

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
67,735(a)	CDC Mortgage Capital Trust, Series 2002-HE1, Class A,
	3.064% (1 Month USD LIBOR + 62 bps), 1/25/33	$ 66,449
62,927(a)	Chase Funding Trust Series, Series 2003-3, Class 2A2,
	2.984% (1 Month USD LIBOR + 54 bps), 4/25/33	61,632
48,459(b)	Chase Funding Trust Series, Series 2003-6, Class 1A7,
	4.887%, 11/25/34	46,697
1,250,000	CIG Auto Receivables Trust, Series 2021-1A, Class C,
	1.79%, 4/12/27 (144A)	1,185,340
500,000	Commercial Equipment Finance LLC, Series 2021-A,
	Class C, 3.55%, 12/15/28 (144A)	467,548
18,795	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	17,943
977,509	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	965,063
1,000,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class B, 4.95%, 8/15/26 (144A)	977,038
572,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	554,088
121,003(a)	Countrywide Asset-Backed Certificates, Series 2004-SD3,
	Class A2, 3.544% (1 Month USD LIBOR +
	110 bps), 9/25/34 (144A)	114,280
500,000	Credito Real USA Auto Receivables Trust, Series 2021-1A,
	Class B, 2.87%, 2/16/27 (144A)	471,882
519,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	489,862
376,287	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	367,265
125,429	Diamond Resorts Owner Trust, Series 2019-1A, Class D,
	5.25%, 2/20/32 (144A)	121,051
1,000,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class C, 4.96%
	(3 Month USD LIBOR + 225 bps), 7/20/30 (144A)	959,120
1,250,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 5.262%
	(3 Month USD LIBOR + 275 bps), 4/15/29 (144A)	1,222,829
500,000	Elm Trust, Series 2020-3A, Class A2, 2.954%,
	8/20/29 (144A)	484,155
740,000	Exeter Automobile Receivables Trust, Series 2022-2A,
	Class D, 4.56%, 7/17/28	705,047
24,979	FCI Funding LLC, Series 2019-1A, Class B, 0.000%,
	2/18/31 (144A)	24,927
500,000(c)	Finance of America HECM Buyout, Series 2022-HB1,
	Class M3, 5.084%, 2/25/32 (144A)	474,438
1,000,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1TR, 4.062% (3 Month USD LIBOR +
	155 bps), 10/15/33 (144A)	970,359
500,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series
	2015-6A, Class A1TR, 3.788% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	495,573
285,888	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	260,718

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
250,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class F, 4.62%, 6/15/27 (144A)	$ 245,051
1,000,000	Foursight Capital Automobile Receivables Trust, Series
	2022-2, Class D, 7.09%, 10/15/29 (144A)	994,016
90,347(a)	Freddie Mac Structured Pass-Through Certificates,
	Series T-20, Class A7, 2.744% (1 Month USD LIBOR +
	30 bps), 12/25/29	89,817
1,000,000	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%,
	11/20/28 (144A)	898,866
750,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class D, 2.09%, 12/21/26 (144A)	683,610
41,440(c)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	40,796
500,000(a)	Gracie Point International Funding, Series 2021-1A,
	Class C, 4.773% (1 Month USD LIBOR + 240 bps),
	11/1/23 (144A)	495,000
600,000(a)	Gracie Point International Funding, Series 2022-1A,
	Class D, 5.564% (SOFR30A + 450 bps), 4/1/24 (144A)	598,560
500,000(a)	Gracie Point International Funding, Series 2022-2A,
	Class D, 7.784% (SOFR30A + 550 bps), 7/1/24 (144A)	499,999
500,000(a)	Gracie Point International Funding, Series 2022-2A,
	Class E, 9.284% (SOFR30A + 700 bps), 7/1/24 (144A)	499,999
15,326(a)	GSAA Home Equity Trust, Series 2005-8, Class A3,
	3.304% (1 Month USD LIBOR + 86 bps), 6/25/35	15,332
127,869	HIN Timeshare Trust, Series 2020-A, Class D, 5.50%,
	10/9/39 (144A)	120,160
900,000	HOA Funding LLC - HOA, Series 2021-1A, Class B,
	7.432%, 8/20/51 (144A)	739,678
762,334	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	754,830
500,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 10.246%
	(3 Month USD LIBOR + 744 bps), 4/29/34 (144A)	438,828
1,000,000	LendingPoint Asset Securitization Trust, Series
	2020-REV1, Class B, 4.494%, 10/15/28 (144A)	980,175
557,333	LFS LLC, Series 2021-A, Class A, 2.46%, 4/15/33 (144A)	533,366
743,417	LFS LLC, Series 2021-B, Class A, 2.40%, 12/15/33 (144A)	699,452
1,000,000	LL ABS Trust, Series 2022-1A, Class C, 5.88%,
	11/15/29 (144A)	967,946
447,583	Lunar Structured Aircraft Portfolio Notes, Series 2021-1,
	Class A, 2.636%, 10/15/46 (144A)	402,909
647,570	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	642,387
1,000,000	Marlette Funding Trust, Series 2021-1A, Class D, 2.47%,
	6/16/31 (144A)	912,695
1,080,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class B, 2.33%, 3/20/26 (144A)	1,020,086
1,000,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class B, 2.24%, 9/15/26 (144A)	965,841

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 25

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
98,568	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	$ 98,269
227,499	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%,
	9/20/40 (144A)	223,795
108,934	MVW LLC, Series 2020-1A, Class C, 4.21%,
	10/20/37 (144A)	102,416
3,353(c)	New Century Home Equity Loan Trust, Series 2004-A,
	Class AII9, 5.47%, 8/25/34	3,870
169,113(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 5.444% (1 Month USD LIBOR +
	300 bps), 2/25/43 (144A)	168,329
339,904	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	339,312
1,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	981,540
165,636(a)	NovaStar Mortgage Funding Trust Series, Series
	2003-1, Class A2, 3.224% (1 Month USD LIBOR +
	78 bps), 5/25/33	158,930
130,532	Oasis Securitization Funding LLC, Series 2021-1A,
	Class A, 2.579%, 2/15/33 (144A)	128,789
609,832	Oasis Securitization Funding LLC, Series 2021-2A,
	Class B, 5.147%, 10/15/33 (144A)	594,436
1,000,000	Octane Receivables Trust, Series 2022-1A, Class D,
	5.54%, 2/20/29 (144A)	957,777
1,610,000	Octane Receivables Trust, Series 2022-2A, Class D,
	7.70%, 2/20/30 (144A)	1,597,952
400,000	Oportun Funding XIV LLC, Series 2021-A, Class C,
	3.44%, 3/8/28 (144A)	368,908
1,000,000	Oportun Issuance Trust, Series 2021-C, Class C, 3.61%,
	10/8/31 (144A)	891,751
498,019	Orange Lake Timeshare Trust, Series 2019-A, Class A,
	3.06%, 4/9/38 (144A)	478,667
562,284	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	525,849
1,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 4.26%
	(3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	969,910
861,342	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	850,797
500,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 4.884% (3 Month USD LIBOR + 190 bps),
	2/20/28 (144A)	477,912
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A,
	Class C, 4.928% (3 Month Term SOFR + 260 bps),
	4/15/30 (144A)	238,170
750,000	Pawneee Equipment Receivables Series LLC, Series
	2021-1, Class D, 2.75%, 7/15/27 (144A)	667,805
750,000	Pawneee Equipment Receivables Series LLC, Series
	2021-1, Class E, 5.21%, 5/15/28 (144A)	671,557

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
377,119	PEAR LLC, Series 2020-1, Class A, 3.75%,
	12/15/32 (144A)	$ 366,121
820,569	PEAR LLC, Series 2021-1, Class A, 2.60%,
	1/15/34 (144A)	778,910
1,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	1,460,209
1,000,000	PG Receivables Finance, Series 2020-1, Class A1, 3.968%,
	7/20/25 (144A)	962,227
1,000,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%,
	7/20/25 (144A)	962,227
500,000	Purchasing Power Funding LLC, Series 2021-A, Class C,
	2.53%, 10/15/25 (144A)	468,941
500,000	Purchasing Power Funding LLC, Series 2021-A, Class D,
	4.37%, 10/15/25 (144A)	486,829
429,937(a)	ReadyCap Lending Small Business Loan Trust, Series
	2019-2, Class A, 5.00% (PRIME + -50 bps),
	12/27/44 (144A)	409,018
750,000	Santander Bank Auto Credit-Linked Notes Series, Series
	2022-A, Class D, 9.965%, 5/15/32 (144A)	736,493
164,067	Santander Bank NA - SBCLN, Series 2021-1A, Class C,
	3.268%, 12/15/31 (144A)	158,959
575,000	Santander Bank NA - SBCLN, Series 2021-1A, Class D,
	5.004%, 12/15/31 (144A)	534,952
839,554	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	816,110
9,981(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 3.544% (1 Month USD LIBOR + 110 bps),
	10/27/36 (144A)	9,981
2,000,000(a)	Sound Point CLO V-R LTD, Series 2014-1RA, Class B,
	4.49% (3 Month USD LIBOR + 175 bps), 7/18/31 (144A)	1,951,842
500,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D,
	6.383% (3 Month USD LIBOR + 360 bps), 7/25/30 (144A)	440,761
436,651	Stonepeak ABS, Series 2021-1A, Class AA, 2.301%,
	2/28/33 (144A)	402,381
35,001	Structured Receivables Finance LLC, Series 2010-B,
	Class A, 3.73%, 8/15/36 (144A)	33,935
1,400,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class D, 2.31%, 3/15/27 (144A)	1,362,264
1,250,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	1,216,093
1,000,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	970,220
500,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class E, 3.23%, 9/15/26 (144A)	477,574
750,000	Tricolor Auto Securitization Trust, Series 2022-1A,
	Class F, 9.80%, 7/16/29 (144A)	732,658
1,600,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 4.511%
	(1 Month Term SOFR + 221 bps), 10/15/34 (144A)	1,570,559

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 27

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
238,199	TVEST LLC, Series 2020-A, Class A, 4.50%,
	7/15/32 (144A)	$ 234,781
835,016	TVEST LLC, Series 2021-A, Class A, 2.35%,
	9/15/33 (144A)	806,106
323,309	United Auto Credit Securitization Trust, Series 2020-1,
	Class D, 2.88%, 2/10/25 (144A)	323,246
2,000,000	United Auto Credit Securitization Trust, Series 2021-1,
	Class E, 2.58%, 6/10/26 (144A)	1,919,577
288,089	Upstart Pass-Through Trust Series, Series 2021-ST4,
	Class A, 2.00%, 7/20/27 (144A)	270,740
1,500,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	1,463,348
1,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C,
	3.64%, 8/15/28 (144A)	944,400
806,275	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	782,450
414,140	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	412,648
2,000,000	Westlake Automobile Receivables Trust, Series 2021-3A,
	Class D, 2.12%, 1/15/27 (144A)	1,855,275
715,006	Willis Engine Structured Trust VI, Series 2021-A,
	Class B, 5.438%, 5/15/46 (144A)	571,075
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class BR, 4.74% (3 Month USD LIBOR +
	200 bps), 7/16/31 (144A)	981,501
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class DR, 7.74% (3 Month USD LIBOR +
	500 bps), 7/16/31 (144A)	954,116
	TOTAL ASSET BACKED SECURITIES
	(Cost $96,526,241)	$ 92,344,746
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — 16.0% of Net Assets
11,493(c)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 2.089%, 6/25/30	$ 11,547
513,415(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 4.294%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	513,016
164,313(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 4.194%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	164,273
1,500,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 5.144%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	1,502,825
2,000,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 4.944%
	(1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	1,981,388
390,143(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C, 6.444%
	(1 Month USD LIBOR + 400 bps), 8/26/30 (144A)	391,632
215,415(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1B, 5.294%
	(1 Month USD LIBOR + 285 bps), 10/25/30 (144A)	216,124
630,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 7.294%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	633,471

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
232,310(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 6.044%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	$ 234,192
850,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2, 3.183%
	(SOFR30A + 100 bps), 9/25/31 (144A)	821,068
197,181(c)	BRAVO Residential Funding Trust, Series 2020-NQM1,
	Class A3, 2.406%, 5/25/60 (144A)	193,135
2,606,833(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class D, 4.00%, 10/25/68 (144A)	2,474,250
500,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class M3, 3.735%, 6/25/36 (144A)	455,659
250,000(c)	CFMT LLC, Series 2020-HB4, Class M2, 1.918%,
	12/26/30 (144A)	241,153
500,000(c)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%,
	12/26/30 (144A)	482,293
800,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	748,456
1,000,000(c)	CFMT LLC, Series 2021-HB7, Class M2, 2.679%,
	10/27/31 (144A)	937,062
600,000(c)	CFMT LLC, Series 2021-HB7, Class M3, 3.849%,
	10/27/31 (144A)	558,869
1,000,000(c)	CFMT LLC, Series 2022-HB8, Class M3, 3.75%,
	4/25/25 (144A)	871,700
1,282,252(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M3, 3.733% (SOFR30A + 155 bps), 2/25/50 (144A)	1,206,377
836,441(c)	CHNGE Mortgage Trust, Series 2022-1, Class A1, 3.007%,
	1/25/67 (144A)	785,431
927	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3,
	Class A1, 7.00%, 9/25/33	933
1,526,655(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 4.594% (1 Month USD LIBOR + 215 bps),
	11/25/39 (144A)	1,503,401
1,530,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 6.094% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	1,533,024
2,130,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 6.094% (1 Month USD LIBOR + 365 bps),
	2/25/40 (144A)	2,156,354
330,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01,
	Class 1M2, 4.083% (SOFR30A + 190 bps),
	12/25/41 (144A)	307,848
103,091	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2002-10, Class 2A1, 7.50%, 5/25/32	104,064
1,064,770(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 4.244%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	1,061,123
190,079(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 8.044% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	190,380
480,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 5.633%
	(SOFR30A + 345 bps), 4/25/34 (144A)	456,999

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 29

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,620,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 6.433%
	(SOFR30A + 425 bps), 4/25/34 (144A)	$ 1,510,983
1,000,000(c)	Ellington Financial Mortgage Trust, Series 2020-1,
	Class A3, 3.999%, 5/25/65 (144A)	964,425
192,226(c)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	3.571%, 7/25/43	193,004
198,427(a)	Fannie Mae Trust, Series 2005-W3, Class 2AF, 2.664%
	(1 Month USD LIBOR + 22 bps), 3/25/45	197,806
54,975(c)	Fannie Mae Trust, Series 2005-W3, Class 3A,
	3.459%, 4/25/45	54,850
50,907(c)	Fannie Mae Trust, Series 2005-W4, Class 3A,
	2.754%, 6/25/45	50,255
132,954(a)	Fannie Mae Whole Loan, Series 2007-W1, Class 1AF1,
	2.704% (1 Month USD LIBOR + 26 bps), 11/25/46	131,920
33,781(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	2439, Class F, 3.391% (1 Month USD LIBOR +
	100 bps), 3/15/32	34,342
55,257(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	2470, Class AF, 3.391% (1 Month USD LIBOR +
	100 bps), 3/15/32	56,268
26,097(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	2916, Class NF, 2.641% (1 Month USD LIBOR +
	25 bps), 1/15/35	25,973
13,509(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3042, Class PF, 2.641% (1 Month USD LIBOR +
	25 bps), 8/15/35	13,450
8,214(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3102, Class FG, 2.691% (1 Month USD LIBOR +
	30 bps), 1/15/36	8,186
40,293(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3117, Class FE, 2.691% (1 Month USD LIBOR +
	30 bps), 2/15/36	40,009
21,580(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3173, Class FC, 2.811% (1 Month USD LIBOR +
	42 bps), 6/15/36	21,527
42,405(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3181, Class HF, 2.891% (1 Month USD LIBOR +
	50 bps), 7/15/36	42,444
38,066(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3239, Class EF, 2.741% (1 Month USD LIBOR +
	35 bps), 11/15/36	37,833
17,600(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3239, Class FB, 2.741% (1 Month USD LIBOR +
	35 bps), 11/15/36	17,495
65,282(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3373, Class FB, 2.971% (1 Month USD LIBOR +
	58 bps), 10/15/37	65,588

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
53,850(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3610, Class FA, 3.091% (1 Month USD LIBOR +
	70 bps), 12/15/39	$ 54,377
2,790(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3784, Class F, 2.791% (1 Month USD LIBOR +
	40 bps), 7/15/23	2,790
15,131(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3868, Class FA, 2.791% (1 Month USD LIBOR +
	40 bps), 5/15/41	15,067
8,596(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3914, Class LF, 2.591% (1 Month USD LIBOR +
	20 bps), 8/15/26	8,581
14,426(a)	Federal Home Loan Mortgage Corp. REMICs, Series
	3970, Class GF, 2.691% (1 Month USD LIBOR +
	30 bps), 9/15/26	14,405
9,038(a)	Federal National Mortgage Association REMICs, Series
	1994-40, Class FC, 2.944% (1 Month USD LIBOR +
	50 bps), 3/25/24	9,077
17,426(a)	Federal National Mortgage Association REMICs, Series
	2001-72, Class FB, 3.344% (1 Month USD LIBOR +
	90 bps), 12/25/31	17,670
11,889(a)	Federal National Mortgage Association REMICs, Series
	2001-81, Class FL, 3.027% (1 Month USD LIBOR +
	65 bps), 1/18/32	11,941
15,971(a)	Federal National Mortgage Association REMICs, Series
	2002-93, Class FH, 2.944% (1 Month USD LIBOR +
	50 bps), 1/25/33	15,992
20,634(a)	Federal National Mortgage Association REMICs, Series
	2003-42, Class JF, 2.944% (1 Month USD LIBOR +
	50 bps), 5/25/33	20,660
32,019(a)	Federal National Mortgage Association REMICs, Series
	2003-8, Class FJ, 2.794% (1 Month USD LIBOR +
	35 bps), 2/25/33	32,029
28,259(a)	Federal National Mortgage Association REMICs, Series
	2004-52, Class FW, 2.844% (1 Month USD LIBOR +
	40 bps), 7/25/34	28,199
34,722(a)	Federal National Mortgage Association REMICs, Series
	2005-83, Class KT, 2.744% (1 Month USD LIBOR +
	30 bps), 10/25/35	34,503
33,204(a)	Federal National Mortgage Association REMICs, Series
	2005-83, Class LF, 2.754% (1 Month USD LIBOR +
	31 bps), 2/25/35	33,057
24,010(a)	Federal National Mortgage Association REMICs, Series
	2006-33, Class FH, 2.794% (1 Month USD LIBOR +
	35 bps), 5/25/36	23,859
37,817(a)	Federal National Mortgage Association REMICs, Series
	2006-42, Class CF, 2.894% (1 Month USD LIBOR +
	45 bps), 6/25/36	37,706

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 31

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,050(a)	Federal National Mortgage Association REMICs, Series
	2006-82, Class F, 3.014% (1 Month USD LIBOR +
	57 bps), 9/25/36	$ 8,083
10,104(a)	Federal National Mortgage Association REMICs, Series
	2007-110, Class FA, 3.064% (1 Month USD LIBOR +
	62 bps), 12/25/37	10,170
16,919(a)	Federal National Mortgage Association REMICs, Series
	2007-13, Class FA, 2.694% (1 Month USD LIBOR +
	25 bps), 3/25/37	16,715
21,242(a)	Federal National Mortgage Association REMICs, Series
	2007-2, Class FT, 2.694% (1 Month USD LIBOR +
	25 bps), 2/25/37	20,990
11,185(a)	Federal National Mortgage Association REMICs, Series
	2007-41, Class FA, 2.844% (1 Month USD LIBOR +
	40 bps), 5/25/37	11,144
47,113(a)	Federal National Mortgage Association REMICs, Series
	2007-50, Class FN, 2.684% (1 Month USD LIBOR +
	24 bps), 6/25/37	46,651
36,537(a)	Federal National Mortgage Association REMICs, Series
	2007-7, Class FJ, 2.644% (1 Month USD LIBOR +
	20 bps), 2/25/37	36,053
14,164(a)	Federal National Mortgage Association REMICs, Series
	2007-92, Class OF, 3.014% (1 Month USD LIBOR +
	57 bps), 9/25/37	14,210
31,808(a)	Federal National Mortgage Association REMICs, Series
	2008-88, Class FA, 3.664% (1 Month USD LIBOR +
	122 bps), 10/25/38	32,789
1,266,885(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5,
	Class M2, 3.833% (SOFR30A + 165 bps),
	1/25/34 (144A)	1,263,209
1,300,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3,
	Class M2, 4.283% (SOFR30A + 210 bps), 9/25/41 (144A)	1,186,970
310,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1,
	Class M1B, 4.033% (SOFR30A + 185 bps),
	1/25/42 (144A)	297,193
1,835,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1,
	Class M2, 4.683% (SOFR30A + 250 bps), 1/25/42 (144A)	1,674,048
475,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2,
	Class M1B, 4.583% (SOFR30A + 240 bps),
	2/25/42 (144A)	463,175
405,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2,
	Class M2, 5.933% (SOFR30A + 375 bps), 2/25/42 (144A)	388,889
430,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA3,
	Class M1B, 5.083% (SOFR30A + 290 bps),
	4/25/42 (144A)	427,464
290,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA3,
	Class M1A, 4.108% (SOFR30A + 230 bps),
	8/25/42 (144A)	291,629

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
21,302(a)	Freddie Mac Strips, Series 237, Class F14, 2.791%
	(1 Month USD LIBOR + 40 bps), 5/15/36	$ 21,472
49,469(a)	Freddie Mac Strips, Series 239, Class F30, 2.691%
	(1 Month USD LIBOR + 30 bps), 8/15/36	49,738
19,185(a)	Freddie Mac Strips, Series 244, Class F22, 2.741%
	(1 Month USD LIBOR + 35 bps), 12/15/36	19,400
1,083,156(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2D, 3.694% (1 Month USD
	LIBOR + 125 bps), 12/25/42	1,063,664
300,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA2, Class M2, 4.483% (SOFR30A +
	230 bps), 8/25/33 (144A)	295,507
485,182(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2022-HQA2, Class M1A, 4.833% (SOFR30A +
	265 bps), 7/25/42 (144A)	486,406
888,836(c)	FWD Securitization Trust, Series 2020-INV1, Class A2,
	2.34%, 1/25/50 (144A)	848,859
1,000,000(c)	GCAT Trust, Series 2022-NQM4, Class A3, 5.73%,
	9/25/67 (144A)	981,543
56,135(a)	Government National Mortgage Association, Series
	2005-16, Class FA, 2.618% (1 Month USD LIBOR +
	25 bps), 2/20/35	55,823
58,721(a)	Government National Mortgage Association, Series
	2005-3, Class FC, 2.637% (1 Month USD LIBOR +
	25 bps), 1/16/35	58,462
8,729	Government National Mortgage Association, Series
	2012-130, Class PA, 3.00%, 4/20/41	8,678
455,186(a)	Home Re, Ltd., Series 2019-1, Class M1, 4.094%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	453,603
378,047(a)	Home Re, Ltd., Series 2020-1, Class M1C, 6.594%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	379,897
670,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 5.294%
	(1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	621,287
1,390,000(a)	Home Re, Ltd., Series 2021-2, Class M1C, 4.983%
	(SOFR30A + 280 bps), 1/25/34 (144A)	1,323,937
1,000,000(a)	Home Re, Ltd., Series 2022-1, Class M1A, 5.033%
	(SOFR30A + 285 bps), 10/25/34 (144A)	1,010,440
400,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class M1, 2.489%, 9/25/56 (144A)	296,701
500,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.40%, 8/18/43 (144A)	478,750
18,099(c)	IndyMac INDX Mortgage Loan Trust, Series 2004-AR6,
	Class 6A1, 3.473%, 10/25/34	16,934
20,896(a)	Interstar Millennium Series Trust, Series 2003-3G,
	Class A2, 2.697% (3 Month USD LIBOR +
	50 bps), 9/27/35	19,663
202,380(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 2.944% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	197,434

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 33

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
441,120(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 6.064% (1 Month USD LIBOR +
	350 bps), 4/1/24 (144A)	$ 439,627
500,000(a)	Mello Warehouse Securitization Trust, Series 2021-2,
	Class F, 7.194% (1 Month USD LIBOR +
	475 bps), 4/25/55 (144A)	492,828
1,303(c)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2003-G, Class A3, 3.164%, 1/25/29	1,280
85,784(a)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2003-H, Class A1, 3.084% (1 Month USD LIBOR +
	64 bps), 1/25/29	78,019
207,032(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4,
	Class A1, 2.492%, 9/25/59 (144A)	198,698
1,350,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 5.944%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	1,350,828
500,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 4.394%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	498,557
153,100(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 6.044%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	153,584
460,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 7.694%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	467,777
450,000(c)	Oceanview Mortgage Loan Trust, Series 2020-1, Class A3,
	3.285%, 5/28/50 (144A)	430,950
2,250,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
	5.094% (1 Month USD LIBOR + 265 bps), 8/25/25 (144A)	2,195,096
89,495(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 3.844%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	89,524
1,136,581(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 4.394%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	1,127,167
758,309(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 4.194%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	757,200
1,000,000(a)	Radnor Re, Ltd., Series 2021-1, Class M1B, 3.883%
	(SOFR30A + 170 bps), 12/27/33 (144A)	984,020
630,000(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 5.333%
	(SOFR30A + 315 bps), 12/27/33 (144A)	581,300
2,230,000(a)	Radnor Re, Ltd., Series 2021-2, Class M1B, 5.883%
	(SOFR30A + 370 bps), 11/25/31 (144A)	2,191,490
259,658(a)	RESI Finance LP, Series 2003-CB1, Class B3, 3.839%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	215,026
1,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M3,
	3.69%, 11/25/31 (144A)	905,003
450,000(c)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M3,
	4.50%, 4/25/32 (144A)	405,488
500,000(c)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5,
	4.50%, 4/25/32 (144A)	375,000
782,397(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	760,793

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
110,501(c)	Spruce Hill Mortgage Loan Trust, Series 2020-SH1,
	Class A1, 2.521%, 1/28/50 (144A)	$ 109,488
281,632(a)	STACR Trust, Series 2018-HRP1, Class M2, 4.094%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	281,632
2,139,733(a)	STACR Trust, Series 2018-HRP2, Class M3, 4.844%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	2,139,736
61,243(a)	Triangle Re, Ltd., Series 2020-1, Class M1C, 6.944%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	61,303
328,853(a)	Triangle Re, Ltd., Series 2021-1, Class M1C, 5.844%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	329,267
780,000(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 6.344%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	780,942
1,500,000(a)	Triangle Re, Ltd., Series 2021-2, Class M1B, 5.044%
	(1 Month USD LIBOR + 260 bps), 10/25/33 (144A)	1,488,088
1,150,000(a)	Triangle Re, Ltd., Series 2021-3, Class M1B, 5.083%
	(SOFR30A + 290 bps), 2/25/34 (144A)	1,107,316
1,074,159(c)	Verus Securitization Trust, Series 2021-4, Class A2,
	1.247%, 7/25/66 (144A)	908,982
2,000,000(c)	Visio Trust, Series 2019-2, Class M1, 3.26%,
	11/25/54 (144A)	1,749,417
219,081(c)	Vista Point Securitization Trust, Series 2020-2,
	Class A3, 2.496%, 4/25/65 (144A)	208,055
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $66,328,546)	$ 65,305,379
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 8.5% of Net Assets
500,000(a)	AREIT Trust, Series 2022-CRE6, Class E, 5.408%
	(SOFR30A + 340 bps), 1/16/37 (144A)	$ 468,542
1,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class E,
	4.641% (1 Month USD LIBOR + 225 bps), 9/15/32 (144A)	1,406,249
1,350,000(a)	BAMLL Commercial Mortgage Securities Trust, Series
	2019-RLJ, Class C, 3.991% (1 Month USD LIBOR +
	160 bps), 4/15/36 (144A)	1,313,343
543,143(b)(d)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.000%, 7/25/37 (144A)	—
120,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 4.441%
	(1 Month USD LIBOR + 205 bps), 11/15/28 (144A)	118,718
1,050,000(a)	BHP Trust, Series 2019-BXHP, Class D, 4.162%
	(1 Month USD LIBOR + 177 bps), 8/15/36 (144A)	994,876
670,000(a)	BPCRE, Ltd., Series 2021-FL1, Class E, 5.48%
	(1 Month USD LIBOR + 310 bps), 2/15/37 (144A)	658,090
1,680,232(a)	BX Commercial Mortgage Trust, Series 2021-XL2,
	Class D, 3.788% (1 Month USD LIBOR + 140 bps),
	10/15/38 (144A)	1,596,222
1,000,000(a)	BX Trust, Series 2019-ATL, Class B, 3.778% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	972,500

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 35

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
127,484(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 4.245% (1 Month USD LIBOR + 185 bps),
	11/15/31 (144A)	$ 122,525
992,505(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 4.741% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	935,452
1,175,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 5.112% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	1,094,161
2,000,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.754%, 2/10/37 (144A)	1,777,204
3,136	Credit Suisse First Boston Mortgage Securities Corp.,
	Series 2005-C2, Class AMFX, 4.877%, 4/15/37	3,115
1,800,000(c)	Fontainebleau Miami Beach Trust, Series 2019-FBLU,
	Class D, 4.095%, 12/10/36 (144A)	1,704,143
707,121(a)	FREMF Mortgage Trust, Series 2018-KF45, Class B,
	4.312% (1 Month USD LIBOR + 195 bps), 3/25/25 (144A)	690,677
1,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 4.141% (1 Month USD LIBOR + 175 bps),
	10/15/36 (144A)	920,000
600,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 4.341% (1 Month USD LIBOR + 195 bps),
	8/15/32 (144A)	577,500
2,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 3.491% (1 Month USD LIBOR + 110 bps),
	12/15/36 (144A)	1,971,809
1,250,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 4.891% (1 Month USD LIBOR + 250 bps),
	12/15/36 (144A)	1,196,930
150,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP,
	Class E, 5.941% (1 Month USD LIBOR + 355 bps),
	10/15/36 (144A)	142,563
1,700,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
Class C, 4.10% (1 Month USD LIBOR + 170 bps),
	10/15/31 (144A)	1,657,466
775,902(a)	HPLY Trust, Series 2019-HIT, Class C, 3.991% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	744,866
250,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 4.991% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	238,197
900,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 4.551% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	849,444
240,814(c)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	181,814
808,916(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class C, 3.891% (1 Month USD LIBOR + 150 bps),
	8/15/33 (144A)	796,492
350,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
	Class B, 4.741% (1 Month USD LIBOR + 235 bps),
	5/15/36 (144A)	337,368

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
1,125,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 4.191% (1 Month USD LIBOR +
	180 bps), 7/15/36 (144A)	$ 1,105,130
875,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL7, Class D, 5.394% (1 Month USD LIBOR +
	295 bps), 11/25/36 (144A)	815,590
725,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8,
	Class E, 6.458% (SOFR30A + 425 bps), 1/25/37 (144A)	687,029
1,057,266(c)	Silver Hill Trust, Series 2019-1, Class A1, 3.102%,
	11/25/49 (144A)	1,009,671
17,157(c)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	17,109
405,040(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 4.023% (1 Month USD LIBOR + 165 bps),
	11/11/34 (144A)	383,479
810,796(c)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class AFX, 2.61%, 2/25/50 (144A)	769,485
1,400,000(a)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 3.716% (1 Month USD LIBOR +
	133 bps), 12/15/34 (144A)	1,367,058
1,293,260(a)	XCALI Mortgage Trust, Series 2019-1, Class A, 4.623%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	1,289,310
2,000,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.773%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	1,991,184
1,300,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.373%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	1,293,018
500,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 5.623%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	496,750
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $36,491,690)	$ 34,695,079
	CORPORATE BONDS — 34.3% of Net Assets
	Airlines — 0.3%
1,297,480	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	$ 1,235,353
	Total Airlines	$ 1,235,353
	Auto Manufacturers — 1.0%
450,000	General Motors Co., 5.40%, 10/2/23	$ 454,502
1,550,000	General Motors Financial Co., Inc., 5.25%, 3/1/26	1,560,289
500,000	Nissan Motor Co., Ltd., 3.043%, 9/15/23 (144A)	491,026
680,000	Volkswagen Group of America Finance LLC, 1.25%,
	11/24/25 (144A)	613,011
1,030,000	Volkswagen Group of America Finance LLC, 3.95%,
	6/6/25 (144A)	1,013,551
	Total Auto Manufacturers	$ 4,132,379

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 37

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Banks — 19.7%
1,622,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	$ 1,579,465
1,613,000	Australia & New Zealand Banking Group, Ltd., 4.40%,
	5/19/26 (144A)	1,585,978
1,640,000(c)	Bank of America Corp., 3.093% (3 Month USD LIBOR +
	109 bps), 10/1/25	1,588,030
2,056,000(c)	Bank of America Corp., 3.366% (3 Month USD LIBOR +
	81 bps), 1/23/26	1,987,920
5,695,000	Bank of America Corp., 4.20%, 8/26/24	5,685,749
1,500,000(c)	Bank of New York Mellon Corp., 4.414% (SOFR +
	135 bps), 7/24/26	1,506,666
1,689,000(c)	Barclays Plc, 2.852% (SOFR + 271 bps), 5/7/26	1,581,280
2,625,000(c)	Barclays Plc, 5.304% (5 Year CMT Index +
	230 bps), 8/9/26	2,605,770
1,585,000(c)	BNP Paribas S.A., 2.591% (SOFR + 123 bps),
	1/20/28 (144A)	1,407,119
1,990,000(c)	BNP Paribas SA, 2.819% (3 Month USD LIBOR +
	111 bps), 11/19/25 (144A)	1,889,917
1,215,000	BPCE SA, 4.50%, 3/15/25 (144A)	1,178,611
2,041,000(c)	Citigroup, Inc., 3.29% (SOFR + 153 bps), 3/17/26	1,970,063
2,230,000(c)	Citigroup, Inc., 3.352% (3 Month USD LIBOR +
	90 bps), 4/24/25	2,185,501
650,000(c)(e)	Citigroup, Inc., 4.70% (SOFR + 323 bps)	551,281
1,600,000(c)	Cooperatieve Rabobank UA, 4.655% (5 Year CMT
	Index + 175 bps), 8/22/28 (144A)	1,580,534
1,110,000(c)	Goldman Sachs Group, Inc., 1.948% (SOFR +
	91 bps), 10/21/27	985,887
1,900,000	Goldman Sachs Group, Inc., 3.75%, 2/25/26	1,862,586
2,006,000(c)	Goldman Sachs Group, Inc., 4.387% (SOFR +
	151 bps), 6/15/27	1,968,755
1,450,000	HSBC Holdings Plc, 4.375%, 11/23/26	1,418,607
3,020,000(c)	HSBC Holdings Plc, 5.21% (SOFR + 261 bps), 8/11/28	2,947,680
1,710,000(c)	Huntington National Bank, 4.008% (SOFR +
	120 bps), 5/16/25	1,699,724
1,465,000(c)	JPMorgan Chase & Co., 2.301% (SOFR +
	116 bps), 10/15/25	1,398,463
1,510,000(c)(e)	JPMorgan Chase & Co., 4.60% (SOFR + 313 bps)	1,327,290
4,420,000	KeyBank NA, 4.15%, 8/8/25	4,385,557
1,445,000	Lloyds Banking Group Plc, 4.45%, 5/8/25	1,430,946
1,805,000(c)	Lloyds Banking Group Plc, 4.716% (5 Year CMT Index +
	175 bps), 8/11/26	1,780,790
2,066,000	Mizuho Financial Group, Inc., 3.477%, 4/12/26 (144A)	1,970,426
955,000	Mizuho Financial Group, Inc., 4.353%, 10/20/25 (144A)	932,761
2,922,000(c)	Morgan Stanley, 3.62% (SOFR + 116 bps), 4/17/25	2,878,984
1,609,000(c)	NatWest Group Plc, 4.519% (3 Month USD LIBOR +
	155 bps), 6/25/24	1,600,030
1,610,000(c)	Santander Holdings USA, Inc., 2.49% (SOFR +
	125 bps), 1/6/28	1,400,043

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Banks — (continued)
1,445,000	Santander Holdings USA, Inc., 3.45%, 6/2/25	$ 1,381,502
1,420,000(c)	Santander Holdings USA, Inc., 4.26% (SOFR +
	138 bps), 6/9/25	1,392,560
1,420,000	Societe Generale S.A., 4.351%, 6/13/25 (144A)	1,407,971
605,000(c)	Societe Generale SA, 2.797% (1 Year CMT Index +
	130 bps), 1/19/28 (144A)	533,064
4,100,000(c)	Standard Chartered Plc, 3.971% (1 Year CMT Index +
	165 bps), 3/30/26 (144A)	3,962,316
2,415,000(c)	Truist Financial Corp., 4.26% (SOFR + 145 bps), 7/28/26	2,409,557
960,000(c)	UBS Group AG, 1.494% (1 Year CMT Index + 85 bps),
	8/10/27 (144A)	833,775
1,320,000(c)	UBS Group AG, 4.488% (1 Year CMT Index +
	155 bps), 5/12/26 (144A)	1,306,245
2,045,000(c)	UBS Group AG, 4.49% (1 Year CMT Index + 160 bps),
	8/5/25 (144A)	2,038,083
1,170,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	1,022,813
3,895,000	Wells Fargo & Co., 3.55%, 9/29/25	3,827,814
1,440,000(c)	Wells Fargo & Co., 4.54% (SOFR + 156 bps), 8/15/26	1,428,851
	Total Banks	$ 80,416,964
	Commercial Services — 0.4%
1,500,000	Ashtead Capital, Inc., 1.50%, 8/12/26 (144A)	$ 1,295,451
400,000	Element Fleet Management Corp., 1.60%, 4/6/24 (144A)	379,255
	Total Commercial Services	$ 1,674,706
	Computers — 0.3%
1,550,000	CGI, Inc., 1.45%, 9/14/26	$ 1,370,782
	Total Computers	$ 1,370,782
	Diversified Financial Services — 3.5%
1,637,000	Ally Financial, Inc., 4.75%, 6/9/27	$ 1,596,889
1,495,000(c)	Capital One Financial Corp., 4.166% (SOFR +
	137 bps), 5/9/25	1,481,356
1,410,000(c)	Capital One Financial Corp., 4.985% (SOFR +
	216 bps), 7/24/26	1,408,024
850,000(c)(e)	Charles Schwab Corp., 4.00% (5 Year CMT
	Index + 317 bps)	731,000
688,000(c)(e)	Charles Schwab Corp., 5.375% (5 Year CMT
	Index + 497 bps)	683,700
1,585,000	Discover Financial Services, 4.50%, 1/30/26	1,552,305
1,000,000	Nomura Holdings, Inc., 1.653%, 7/14/26	881,095
1,054,000	Nomura Holdings, Inc., 1.851%, 7/16/25	969,667
1,200,000	Nomura Holdings, Inc., 5.099%, 7/3/25	1,208,526
2,430,000	Nuveen Finance LLC, 4.125%, 11/1/24 (144A)	2,401,645
1,420,000	Synchrony Financial, 4.875%, 6/13/25	1,401,703
	Total Diversified Financial Services	$ 14,315,910

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 39

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Electric — 2.4%
1,000,000	AES Corp., 1.375%, 1/15/26	$ 887,204
1,627,000	Enel Finance International NV, 4.25%, 6/15/25 (144A)	1,601,442
930,000	NRG Energy, Inc., 3.75%, 6/15/24 (144A)	902,968
1,443,000	PPL Capital Funding, Inc., 3.10%, 5/15/26	1,368,085
1,500,000(b)	Southern Co., 4.475%, 8/1/24	1,504,733
2,270,000	Vistra Operations Co. LLC, 3.55%, 7/15/24 (144A)	2,188,632
1,270,000	Vistra Operations Co. LLC, 5.125%, 5/13/25 (144A)	1,263,201
	Total Electric	$ 9,716,265
	Electronics — 0.2%
1,000,000	Flex, Ltd., 3.75%, 2/1/26	$ 952,866
	Total Electronics	$ 952,866
	Gas — 0.5%
2,051,000	Brooklyn Union Gas Co., 3.407%, 3/10/26 (144A)	$ 1,949,363
	Total Gas	$ 1,949,363
	Insurance — 1.2%
1(e)	Ambac Assurance Corp., 5.10% (144A)	$ 1
1,445,000	Athene Global Funding, 2.75%, 6/25/24 (144A)	1,386,885
1,723,000	Athene Global Funding, 2.95%, 11/12/26 (144A)	1,564,440
2,045,000	CNO Financial Group, Inc., 5.25%, 5/30/25	2,054,638
	Total Insurance	$ 5,005,964
	Office & Business Equipment — 0.4%
1,750,000	CDW LLC/CDW Finance Corp., 2.67%, 12/1/26	$ 1,574,782
	Total Office & Business Equipment	$ 1,574,782
	Oil & Gas — 0.2%
800,000	Phillips 66 Co., 2.45%, 12/15/24 (144A)	$ 760,391
	Total Oil & Gas	$ 760,391
	Pipelines — 1.4%
1,740,000	Energy Transfer LP, 2.90%, 5/15/25	$ 1,648,265
1,145,000	Midwest Connector Capital Co. LLC, 3.90%, 4/1/24 (144A)	1,115,520
1,672,000	ONEOK, Inc., 5.85%, 1/15/26	1,714,447
1,390,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	1,409,885
	Total Pipelines	$ 5,888,117
	REITs — 0.8%
1,500,000	Essex Portfolio LP, 3.875%, 5/1/24	$ 1,489,341
1,737,000	Highwoods Realty LP, 3.625%, 1/15/23	1,736,220
	Total REITs	$ 3,225,561
	Semiconductors — 0.7%
1,596,000	Microchip Technology, Inc., 4.25%, 9/1/25	$ 1,579,001
1,500,000	Skyworks Solutions, Inc., 1.80%, 6/1/26	1,334,806
	Total Semiconductors	$ 2,913,807

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
Telecommunications — 0.3%
1,030,000	T-Mobile USA, Inc., 3.50%, 4/15/25	$ 1,005,784
	Total Telecommunications	$ 1,005,784
Trucking & Leasing — 1.0%
3,931,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%,
	7/15/25 (144A)	$ 3,845,741
	Total Trucking & Leasing	$ 3,845,741
TOTAL CORPORATE BONDS
	(Cost $146,780,781)	$139,984,735
INSURANCE-LINKED SECURITIES — 3.3% of
Net Assets#
Event Linked Bonds — 1.9%
Earthquakes – California — 0.1%
250,000(a)	Ursa Re, 8.637%, (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	$ 248,000
250,000(a)	Ursa Re II, 6.63%, (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	248,200
$ 496,200
Earthquakes – Mexico — 0.1%
250,000(a)	International Bank for Reconstruction & Development,
5.141%, (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 249,700
Earthquakes – U.S. & Canada — 0.0%†
250,000(a)	Acorn Re, 5.40%, (3 Month U.S. Treasury Bill +
	250 bps), 11/7/24 (144A)	$ 241,300
Health – U.S. — 0.1%
250,000(a)	Vitality Re X, 4.63%, (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 248,375
Inland Flood – U.S. — 0.0%†
250,000(a)	FloodSmart Re, 14.13%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$ 238,450
Multiperil – Florida — 0.1%
250,000(a)	Sanders Re II, 8.31%, (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 245,975
Multiperil – U.S. — 0.5%
25,000(a)	Caelus Re V, 2.987%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	$ 18,750
250,000(a)	Caelus Re V, 3.38%, (3 Month U.S. Treasury Bill +
	50 bps), 6/7/25 (144A)	175,000
250,000(a)	Easton Re Pte, 6.867%, (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	244,675
250,000(a)	Four Lakes Re, 10.187%, (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	248,125
250,000(a)	Matterhorn Re, 7.32%, (SOFR + 532 bps), 3/24/25 (144A)	240,000
250,000(a)	Matterhorn Re, 9.755%, (SOFR + 775 bps), 3/24/25 (144A)	243,025

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 41

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
250,000(a)	Residential Reinsurance 2020, 9.397%, (3 Month U.S.
	Treasury Bill + 651 bps), 12/6/24 (144A)	$ 247,800
250,000(a)	Residential Reinsurance 2021, 8.065%, (3 Month U.S.
	Treasury Bill + 550 bps), 12/6/25 (144A)	241,750
250,000(a)	Sanders Re II, 5.97%, (3 Month U.S. Treasury Bill +
	309 bps), 4/7/25 (144A)	243,125
250,000(a)	Sanders Re III, 3.50%, (3 Month U.S. Treasury Bill +
	350 bps), 4/7/26 (144A)	248,250
$ 2,150,500
Multiperil – U.S. & Canada — 0.2%
250,000(a)	Hypatia, Ltd., 10.205%, (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 249,375
250,000(a)	Hypatia, Ltd., 13.155%, (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	249,750
250,000(a)	Mona Lisa Re, 10.88%, (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	246,050
250,000(a)	Mystic Re IV, 8.69%, (3 Month U.S. Treasury Bill +
	581 bps), 1/8/25 (144A)	240,325
$ 985,500
Multiperil – U.S. Regional — 0.1%
250,000(a)	Long Point Re IV, 7.13%, (3 Month USD LIBOR +
	425 bps), 6/1/26 (144A)	$ 250,250
250,000(a)	Matterhorn Re, 7.90%, (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	216,350
$ 466,600
Multiperil – Worldwide — 0.1%
250,000(a)	Northshore Re II, 8.63%, (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 243,500
Pandemic – U.S — 0.1%
250,000(a)	Vitality Re XI, 4.40%, (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 244,050
250,000(a)	Vitality Re XI, 4.70%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	244,075
$ 488,125
Windstorm – Florida — 0.1%
250,000(a)	Integrity Re, 9.90%, (3 Month U.S. Treasury Bill +
	700 bps), 6/6/25 (144A)	$ 246,800
Windstorm – Jamaica — 0.1%
250,000(a)	International Bank for Reconstruction & Development,
	6.689%, (SOFRINDX + 440 bps), 12/29/23 (144A)	$ 244,950
Windstorm – North Carolina — 0.1%
250,000(a)	Cape Lookout Re, 7.887%, (3 Month U.S. Treasury Bill +
	500 bps), 3/28/25 (144A)	$ 248,175

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
Windstorm – U.S — 0.0%†
250,000(a)	Bonanza Re, 7.63%, (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 239,525
Windstorm – U.S. Regional — 0.2%
250,000(a)	Citrus Re, Ltd., 7.98%, (3 Month U.S. Treasury Bill +
	510 bps), 6/7/25 (144A)	$ 249,575
250,000(a)	Matterhorn Re, 5.836%, (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	248,225
250,000(a)	Matterhorn Re, 7.126%, (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	248,000
$ 745,800
	Total Event Linked Bonds	$ 7,779,475

Face
Amount
USD ($)
Collateralized Reinsurance — 0.5%
Earthquakes – California — 0.1%
250,000(f)+	Adare Re 2021, 9/30/27	$ 262,310
251,500(f)+	Adare Re 2022, 12/31/27	259,648
$ 521,958
Multiperil – Massachusetts — 0.1%
250,000(f)+	Denning RE 2022, 6/30/28	$ 245,374
Multiperil – U.S. — 0.1%
250,000(f)+	Ballybunion Re 2022-3, 6/30/28	$ 251,080
Multiperil – Worldwide — 0.0%†
250,000(f)(g)+	Cypress Re 2017, 1/31/23	$ 25
250,000(f)+	Gamboge Re 2022, 3/31/28	235,429
250,000(f)+	Limestone Re 2020-1, 3/1/24 (144A)	3,200
250,000(f)(g)+	Resilience Re, 5/1/23	—
$ 238,654
Windstorm – Florida — 0.1%
250,000+	Isosceles RE 2022 G1, 5/31/28	$ 241,200
250,000(f)(g)+	Portrush Re 2017, 6/15/23	106,350
$ 347,550
Windstorm – North Carolina — 0.1%
250,000(f)+	Isosceles RE 2022-A CLASS C, 4/30/28	$ 245,600
Windstorm – U.S. Regional — 0.0%†
250,000(f)(g)+	Oakmont Re 2017, 4/30/23	$ 7,350
	Total Collateralized Reinsurance	$ 1,857,566

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 43

Schedule of Investments | 8/31/22 (continued)

Face
Amount
USD ($)		Value
	Reinsurance Sidecars — 0.7%
	Multiperil – U.S. — 0.0%†
250,000(g)(h)+	Harambee Re 2018, 12/31/22	$ —
250,000(h)+	Harambee Re 2019, 12/31/22	100
250,000(h)+	Harambee Re 2020, 12/31/23	3,975
		$ 4,075
	Multiperil – Worldwide — 0.7%
3,037(h)+	Alturas Re 2019-2, 3/10/23	$ 1,033
29,558(h)+	Alturas Re 2020-2, 1/31/23	6,266
216,442(g)(h)+	Alturas Re 2021-2, 12/31/24	—
172,737(h)+	Alturas Re 2022-2, 12/31/27	177,038
300,000(f)(g)+	Bantry Re 2016, 3/31/23	18,135
601,682(f)(g)+	Berwick Re 2018-1, 12/31/22	46,510
429,864(f)(g)+	Berwick Re 2019-1, 12/31/22	51,369
2,500(f)+	Eden Re 2019 Class B, 3/22/23 (144A)	6,465
264,623(f)+	Gullane Re 2018, 12/31/22	16,381
220,500(f)+	Gullane Re 2022, 12/31/27	239,299
250,000(g)(h)+	Lion Rock Re 2020, 1/31/23	—
128,615(g)(h)+	Lorenz Re 2019, 6/30/23	12,283
500,000(f)(g)+	Merion Re 2021-2, 12/31/24	98,250
363,953(f)+	Merion Re 2022-2, 12/31/27	386,681
500,000(f)(g)+	Pangaea Re 2016-2, 11/30/22	892
500,000(f)(g)+	Pangaea Re 2018-1, 12/31/22	10,527
250,000(f)(g)+	Pangaea Re 2018-3, 7/1/23	5,186
409,624(f)(g)+	Pangaea Re 2019-1, 2/1/23	8,536
183,828(f)(g)+	Pangaea Re 2019-3, 7/1/23	6,612
330,907(f)+	Pangaea Re 2022-1, 12/31/27	353,038
400,000(f)+	Pangaea Re 2022-3, 5/31/28	409,960
250,000+	Rosapenna RE 2022, 6/30/28	250,000
10,000(f)+	Sector Re V, 12/1/24 (144A)	28,745
250,000(a)(f)+	Sector Re V, 2.88%, 12/1/26 (144A)	268,966
257,836(f)+	Sussex Re 2020-1, 12/31/22	387
250,000(h)+	Thopas Re 2019, 12/31/22	1,800
500,000(g)(h)+	Thopas Re 2020, 12/31/23	—
250,000(h)+	Thopas Re 2021, 12/31/24	—
250,000(h)+	Thopas Re 2022, 12/31/27	261,725
250,000(f)+	Versutus Re 2018, 12/31/22	—
220,637(f)+	Versutus Re 2019-A, 12/31/22	—
29,363(f)+	Versutus Re 2019-B, 12/31/22	—
500,000(g)(h)+	Viribus Re 2020, 12/31/23	22,000
250,000(h)+	Viribus Re 2022, 12/31/27	295,700
		$ 2,983,784
	Total Reinsurance Sidecars	$ 2,987,859

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Face
Amount
USD ($)		Value
	Industry Loss Warranties — 0.2%
	Earthquakes – U.S. — 0.1%
250,000(f)+	Vermillion Re 2022, 12/31/27	$ 246,365
	Windstorm – U.S. Regional — 0.1%
250,000(f)+	Streamsong Re 2022, 12/15/27	$ 240,940
250,000(f)+	Flavescent Re 2022, 11/30/27	237,380
		$ 478,320
	Total Industry Loss Warranties	$ 724,685
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $13,685,074)	$ 13,349,585

Principal
Amount
USD ($)
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 3.6% of Net Assets
1,603(a)	Federal Home Loan Mortgage Corp., 2.375%, (1 Year
	CMT Index + 225 bps), 11/1/31	$ 1,636
1,487(a)	Federal Home Loan Mortgage Corp., 2.836%, (6 Month
	USD LIBOR + 233 bps), 4/1/25	1,471
542(a)	Federal Home Loan Mortgage Corp., 3.358%, (1 Year
	CMT Index + 236 bps), 1/1/28	538
5,350(a)	Federal Home Loan Mortgage Corp., 4.158%, (12 mo.
	USD LIBOR + 191 bps), 8/1/31	5,299
10,321	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	10,712
31,925(a)	Federal Home Loan Mortgage Corp. REMICs, 2.941%,
	(1 Month USD LIBOR + 55 bps), 4/15/27	31,974
125,841(a)	Federal Home Loan Mortgage Corp. REMICs, 2.891%,
	(1 Month USD LIBOR + 50 bps), 7/15/31	125,895
33,901(a)	Federal Home Loan Mortgage Corp. REMICs, 2.891%,
	(1 Month USD LIBOR + 50 bps), 4/15/28	33,930
46,734(a)	Federal Home Loan Mortgage Corp. REMICs, 3.391%,
	(1 Month USD LIBOR + 100 bps), 2/15/32	47,537
74,399(a)	Federal Home Loan Mortgage Corp. REMICs, 2.961%,
	(1 Month USD LIBOR + 57 bps), 3/15/32	74,597
13,298(a)	Federal Home Loan Mortgage Corp. REMICs, 2.711%,
	(1 Month USD LIBOR + 32 bps), 11/15/36	13,200
82,165(a)	Federal Home Loan Mortgage Corp. REMICs, 2.766%,
	(1 Month USD LIBOR + 38 bps), 11/15/37	81,796
3,268(a)	Federal Home Loan Mortgage Corp. REMICs, 2.641%,
	(1 Month USD LIBOR + 25 bps), 8/15/25	3,268
49,741(a)	Federal Home Loan Mortgage Corp. REMICs, 2.891%,
	(1 Month USD LIBOR + 50 bps), 2/15/41	49,776
63,927(a)	Federal Home Loan Mortgage Corp. REMICs, 2.811%,
	(1 Month USD LIBOR + 42 bps), 4/15/41	63,716
27,093(a)	Federal Home Loan Mortgage Corp. REMICs, 2.941%,
	(1 Month USD LIBOR + 55 bps), 2/15/42	27,157

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 45

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
71,311	Federal Home Loan Mortgage Corp. REMICs,
	3.000%, 12/15/25	$ 70,595
56(a)	Federal National Mortgage Association, 2.461%,
	(1 Year CMT Index + 212 bps), 11/1/25	56
1,561(a)	Federal National Mortgage Association, 2.838%,
	(1 Year CMT Index + 246 bps), 4/1/28	1,541
92,748	Federal National Mortgage Association, 3.000%, 3/1/47	87,709
10,355(a)	Federal National Mortgage Association, 3.749%, (12 mo.
	USD LIBOR + 174 bps), 7/1/36	10,536
15,417(a)	Federal National Mortgage Association, 3.963%,
	(ECOFC + 193 bps), 12/1/36	15,710
10,895(a)	Federal National Mortgage Association, 4.320%,
	(1 Year CMT Index + 232 bps), 12/1/28	10,845
74(a)	Federal National Mortgage Association, 4.350%,
	(6 Month USD LIBOR + 285 bps), 2/1/33	74
2,400,000	Federal National Mortgage Association, 4.500%,
	9/1/52 (TBA)	2,385,375
2,900,000	Federal National Mortgage Association, 5.000%,
	9/1/52 (TBA)	2,926,508
8,256	Federal National Mortgage Association, 5.500%, 12/1/35	8,689
53,353	Federal National Mortgage Association, 5.500%, 8/1/37	56,483
11,035	Federal National Mortgage Association, 6.000%, 2/1/34	11,410
5,730	Federal National Mortgage Association, 6.000%, 4/1/38	6,173
57,820	Federal National Mortgage Association, 6.500%, 4/1/29	59,585
1,355	Federal National Mortgage Association, 6.500%, 7/1/32	1,424
8,890	Federal National Mortgage Association, 7.000%, 1/1/36	9,420
91(a)	Federal National Mortgage Association REMICs,
	2.910%, (7 yr. US Treasury Yield Curve Rate T Note
	Constant Maturity + -5 bps), 9/25/22	91
17,736	Federal National Mortgage Association REMICs, 6.000%,
	6/25/29	18,422
65,253(a)	Federal National Mortgage Association REMICs, 2.777%,
	(1 Month USD LIBOR + 40 bps), 12/18/32	65,047
51,251(a)	Federal National Mortgage Association REMICs, 2.744%,
	(1 Month USD LIBOR + 30 bps), 11/25/27	51,219
24,515(a)	Federal National Mortgage Association REMICs, 2.844%,
	(1 Month USD LIBOR + 40 bps), 3/25/34	24,543
27,424(a)	Federal National Mortgage Association REMICs, 2.794%,
	(1 Month USD LIBOR + 35 bps), 9/25/36	27,259
16,508(a)	Federal National Mortgage Association REMICs, 2.804%,
	(1 Month USD LIBOR + 36 bps), 3/25/37	16,405
60,407(a)	Federal National Mortgage Association REMICs, 2.694%,
	(1 Month USD LIBOR + 25 bps), 6/25/37	59,380
54,580(a)	Federal National Mortgage Association REMICs, 3.014%,
	(1 Month USD LIBOR + 57 bps), 9/25/37	54,800
60,338(a)	Federal National Mortgage Association REMICs, 3.024%,
	(1 Month USD LIBOR + 58 bps), 9/25/37	60,589

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
50,365(a)	Federal National Mortgage Association REMICs, 2.794%,
	(1 Month USD LIBOR + 35 bps), 3/25/37	$ 50,021
40,453(a)	Federal National Mortgage Association REMICs, 3.344%,
	(1 Month USD LIBOR + 90 bps), 7/25/38	41,217
13,887	Federal National Mortgage Association REMICs,
	3.000%, 4/25/40	13,400
5,408	Federal National Mortgage Association REMICs,
	1.500%, 4/25/27	5,394
37,414(a)	Government National Mortgage Association, 2.868%,
	(1 Month USD LIBOR + 50 bps), 2/20/38	37,541
59,482(a)	Government National Mortgage Association, 1.951%,
	(1 Month USD LIBOR + 30 bps), 8/20/40	58,806
16,098	Government National Mortgage Association I,
	6.000%, 12/15/31	16,840
35,806	Government National Mortgage Association I,
	6.000%, 11/15/36	39,328
6,382	Government National Mortgage Association I,
	6.500%, 5/15/31	6,808
5,433	Government National Mortgage Association I,
	6.500%, 7/15/35	5,808
8,626	Government National Mortgage Association I,
	6.500%, 10/15/37	9,091
9,354	Government National Mortgage Association I,
	7.500%, 10/15/36	9,462
8,000,000	U.S. Treasury Notes, 2.750%, 4/30/27	7,786,562
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $14,920,632)	$ 14,692,668
	SHORT TERM INVESTMENTS — 9.8% of
	Net Assets
	Repurchase Agreements — 0.5%
1,000,000	$1,000,000 Bank of America, 2.28%, dated 8/31/22 plus
	accrued interest on 9/1/22 collateralized by
	$1,020,001 Government National Mortgage
	Association, 2.5%, 6/20/52	$ 1,000,000
1,000,000	$1,000,000 RBC Dominion Securities Inc., 2.28%, dated
	8/31/22 plus accrued interest on 9/1/22
	collateralized by $1,020,115 U.S. Treasury
	Bill, 1/19/23	1,000,000
		$ 2,000,000
	Commercial Paper — 8.9% of Net Assets
2,000,000	Amphenol Corp., 2.40%, 9/1/22	$ 1,999,864
1,500,000	Aon Corp., 2.58%, 9/12/22	1,498,707
1,300,000	Avalonbay Communities, 2.55%, 9/1/22	1,299,908
1,500,000	Canadian Pacific Enterprises, Ltd., 2.65%, 9/1/22	1,499,894
2,000,000	Centerpoint Energy, Inc., 2.50%, 9/1/22	1,999,860
2,000,000	Dollar General Corp., 2.40%, 9/1/22	1,999,858

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 47

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Commercial Paper — (continued)
2,000,000	Duke Energy Corp., 2.44%, 9/1/22	$ 1,999,859
1,600,000	Energy Transfer LP, 2.95%, 9/1/22 (144A)	1,599,878
2,000,000	Erp Operating LP, 0.00%, 9/9/22	1,998,713
2,000,000	Fiserv Inc., 0.00%, 9/1/22	1,999,857
1,600,000	FMC Corp., 0.00%, 9/1/22	1,599,873
2,000,000	Healthpeak Properties, Inc., 2.63%, 9/7/22	1,998,993
1,600,000	Hyundai Motor Co. Ltd., 2.56%, 9/1/22	1,599,887
2,000,000	Marsh & McLennan Co. Inc., 2.60%, 9/9/22	1,998,713
2,000,000	Mohawk Industries, Inc., 2.57%, 9/1/22	1,999,858
1,600,000	Mondelez Int., 2.60%, 9/1/22	1,599,887
1,000,000	Realty Income Corp., 0.00%, 9/7/22	999,502
1,000,000	Sherwin-Williams Co., 0.00%, 9/12/22	999,178
1,600,000	Smithfield Foods, Inc., 2.90%, 9/1/22	1,599,879
2,000,000	Sonoco Products Co., 2.52%, 9/1/22	1,999,858
2,000,000	Stanley Black & Decker, 2.40%, 9/9/22	1,998,818
	TOTAL COMMERCIAL PAPER
	(Cost $36,293,334)	$ 36,290,844

Shares
	Open-End Fund — 0.4%
1,832,901(i)	Dreyfus Government Cash Management, Institutional
	Shares, 2.11%	$ 1,832,901
		$ 1,832,901
	TOTAL SHORT TERM INVESTMENTS
	(Cost $40,126,235)	$ 40,123,745
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.1%
	(Cost $423,509,760)	$408,906,172
	OTHER ASSETS AND LIABILITIES — (0.1)%	$ (299,352)
	NET ASSETS — 100.0%	$408,606,820

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.

Strips                Separate trading of Registered interest and principal of securities.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/22

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2022, the value of these securities amounted to $242,043,608, or 59.2% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at August 31, 2022.
(b)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at August 31, 2022.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2022.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Issued as participation notes.
(g)	Non-income producing security.
(h)	Issued as preference shares.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
	Acquisition
Restricted Securities	date	Cost	Value
Acorn Re	10/25/2021	$250,000	$ 241,300
Adare Re 2021	9/29/2021	250,000	262,310
Adare Re 2022	12/30/2021	251,500	259,648
Alturas Re 2019-2	12/19/2018	3,037	1,033
Alturas Re 2020-2	1/1/2020	29,558	6,266
Alturas Re 2021-2	2/16/2021	11,311	—
Alturas Re 2022-2	1/18/2022	172,737	177,038
Ballybunion Re 2022-3	8/5/2022	250,000	251,080
Bantry Re 2016	2/6/2019	18,135	18,135
Berwick Re 2018-1	1/10/2018	87,886	46,510
Berwick Re 2019-1	12/31/2018	51,365	51,369
Bonanza Re	12/15/2020	250,000	239,525
Caelus Re V	4/27/2017	25,000	18,750
Caelus Re V	5/4/2018	250,000	175,000
Cape Lookout Re	3/16/2022	250,000	248,175
Citrus Re, Ltd.	4/11/2022	250,000	249,575
Cypress Re 2017	1/24/2017	840	25
Denning RE 2022	7/11/2022	244,207	245,374
Easton Re Pte	12/15/2020	250,000	244,675
Eden Re 2019 Class B	1/22/2019	293	6,465
Flavescent Re 2022	7/26/2022	225,625	237,380
FloodSmart Re	2/14/2022	250,000	238,450

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 49

Schedule of Investments | 8/31/22 (continued)

	Acquisition
Restricted Securities	date	Cost	Value
Four Lakes Re	11/5/2020	$250,000	$ 248,125
Gamboge Re 2022	4/11/2022	224,824	235,429
Gullane Re 2018	3/26/2018	—	16,381
Gullane Re 2022	2/17/2022	220,500	239,299
Harambee Re 2018	12/19/2017	5,311	—
Harambee Re 2019	12/20/2018	—	100
Harambee Re 2020	2/27/2020	—	3,975
Hypatia, Ltd.	7/10/2020	250,000	249,375
Hypatia, Ltd.	7/10/2020	250,000	249,750
Integrity Re	5/9/2022	250,000	246,800
International Bank for Reconstruction &
Development	2/28/2020	250,000	249,700
International Bank for Reconstruction &
Development	7/19/2021	250,000	244,950
Isosceles RE 2022 G1	8/11/2022	233,911	241,200
Isosceles RE 2022-A CLASS C	7/6/2022	242,409	245,600
Limestone Re 2020-1	12/27/2019	1,250	3,200
Lion Rock Re 2020	12/30/2019	—	—
Long Point Re IV	5/13/2022	250,000	250,250
Lorenz Re 2019	7/10/2019	40,328	12,283
Matterhorn Re	1/29/2020	250,000	216,350
Matterhorn Re	11/24/2020	250,000	248,225
Matterhorn Re	11/24/2020	250,000	248,000
Matterhorn Re	3/10/2022	250,000	240,000
Matterhorn Re	3/10/2022	250,000	243,025
Merion Re 2021-2	12/28/2020	136,047	98,250
Merion Re 2022-2	3/1/2022	363,953	386,681
Mona Lisa Re	12/30/2019	250,000	246,050
Mystic Re IV	6/9/2021	250,000	240,325
Northshore Re II	12/2/2020	250,000	243,500
Oakmont Re 2017	5/10/2017	—	7,350
Pangaea Re 2016-2	5/31/2016	—	892
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	6/27/2018	60,216	5,186
Pangaea Re 2019-1	1/9/2019	4,301	8,536
Pangaea Re 2019-3	7/25/2019	5,515	6,612
Pangaea Re 2022-1	1/11/2022	330,907	353,038
Pangaea Re 2022-3	6/15/2022	400,000	409,960
Portrush Re 2017	6/12/2017	191,747	106,350
Residential Reinsurance 2020	10/30/2020	250,000	247,800
Residential Reinsurance 2021	10/28/2021	250,000	241,750
Resilience Re	2/8/2017	124	—
Rosapenna RE 2022	8/26/2022	250,000	250,000
Sanders Re II	5/20/2020	250,000	245,975
Sanders Re II	11/23/2021	250,000	243,125
Sanders Re III	3/22/2022	250,000	248,250
Sector Re V	1/1/2020	10,000	28,745
Sector Re V	12/6/2021	250,000	268,966
Streamsong Re 2022	6/9/2022	230,937	240,940
Sussex Re 2020-1	1/21/2020	—	387
Thopas Re 2019	12/21/2018	—	1,800
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	1/22/2021	—	—
Thopas Re 2022	2/15/2022	250,000	261,725

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/22

	Acquisition
Restricted Securities	date	Cost	Value
Ursa Re	11/20/2019	$250,000	$ 248,000
Ursa Re II	10/8/2020	250,000	248,200
Vermillion Re 2022	2/22/2022	238,875	246,365
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2020	12/30/2019	50,960	22,000
Viribus Re 2022	4/18/2022	250,000	295,700
Vitality Re X	2/3/2020	249,962	248,375
Vitality Re XI	1/23/2020	250,000	244,050
Vitality Re XI	1/23/2020	250,000	244,075
Total Restricted Securities			$13,349,585
% of Net assets			3.3%

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional		Unrealized
Long	Description	Date	Amount	Market Value	(Depreciation)
334	U.S. 2 Year	12/30/22	$ 69,710,052	$ 69,581,594	$ (128,458)
	Note (CBT)
Number of
Contracts		Expiration	Notional		Unrealized
Short	Description	Date	Amount	Market Value	Appreciation
125	U.S. 10 Year	12/20/22	$(14,670,001)	$(14,613,281)	$ 56,720
	Note (CBT)
173	U.S. 5 Year	12/30/22	(19,233,246)	(19,171,914)	61,332
	Note (CBT)
			$(33,903,247)	$(33,785,195)	$ 118,052
TOTAL FUTURES CONTRACTS			$ 35,806,805	$ 35,796,399	$ (10,406)

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$170,985,148	$173,680,940
Other Long-Term Securities	$101,048,744	$111,513,387

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2022, the Fund did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 51

Schedule of Investments | 8/31/22 (continued)

At August 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $425,228,328 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 1,455,391
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(17,787,953)
Net unrealized depreciation	$(16,332,562)

The following is a summary of the inputs used as of August 31, 2022, in valuing the Fund's investments:

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	– significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of August 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$ 8,410,235	$ —	$ 8,410,235
Asset Backed Securities	—	92,344,746	—	92,344,746
Collateralized Mortgage Obligations	—	65,305,379	—	65,305,379
Commercial Mortgage-Backed
Securities	—	34,695,079	—	34,695,079
Corporate Bonds	—	139,984,735	—	139,984,735
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	521,958	521,958
Multiperil – Massachusetts	—	—	245,374	245,374
Multiperil – U.S.	—	—	251,080	251,080
Multiperil – Worldwide	—	—	238,654	238,654
Windstorm – Florida	—	—	347,550	347,550
Windstorm – North Carolina	—	—	245,600	245,600
Windstorm – U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil – U.S.	—	—	4,075	4,075
Multiperil – Worldwide	—	—	2,983,784	2,983,784
Industry Loss Warranties
Earthquakes – U.S.	—	—	246,365	246,365
Windstorm – U.S. Regional	—	—	478,320	478,320
All Other Insurance-Linked
Securities	—	7,779,475	—	7,779,475
U.S. Government and Agency
Obligations	—	14,692,668	—	14,692,668
Repurchase Agreements	—	2,000,000	—	2,000,000
Commercial Paper	—	36,290,844	—	36,290,844
Open-End Fund	1,832,901	—	—	1,832,901
Total Investments
in Securities	$ 1,832,901	$401,503,161	$5,570,110	$408,906,172

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/22

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Net unrealized depreciation
on futures contracts	$ (10,406)	$ —	$ —	$ (10,406)
Total Other
Financial Instruments	$ (10,406)	$ —	$ —	$ (10,406)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 8/31/21	$ 2,984,459
Realized gain (loss)(1)	(236,054)
Changed in unrealized appreciation (depreciation)(2)	154,633
Return of capital	(1,245,293)
Purchases	4,912,779
Sales	(1,000,414)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 8/31/22	$ 5,570,110

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended August 31, 2022, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at August 31, 2022:	$50,587

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 53

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $423,509,760)	$408,906,172
Futures collateral	1,591,915
Variation margin for futures contracts	34,532
Receivables —
Investment securities sold	553,221
Fund shares sold	5,155,416
Interest	1,889,835
Due from the Adviser	7,414
Other assets	35,681
Total assets	$418,174,186
LIABILITIES:
Overdraft due to custodian	$ 249,528
Payables —
Investment securities purchased	5,412,296
Fund shares repurchased	3,442,647
Distributions	179,379
Trustees’ fees	3,102
Unrealized depreciation on unfunded loan commitments	195
Due to affiliates	42,494
Accrued expenses	237,725
Total liabilities	$ 9,567,366
NET ASSETS:
Paid-in capital	$468,587,501
Distributable earnings (loss)	(59,980,681)
Net assets	$408,606,820
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $124,028,460/14,010,172 shares)	$ 8.85
Class C (based on $12,068,657/1,360,098 shares)	$ 8.87
Class C2 (based on $1,227,789/138,309 shares)	$ 8.88
Class K (based on $1,000,928/112,370 shares)	$ 8.91
Class Y (based on $270,280,986/30,475,627 shares)	$ 8.87

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Statement of Operations

FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 11,928,143
Dividends from unaffiliated issuers	137,059
Total Investment Income		$ 12,065,202
EXPENSES:
Management fees	$ 1,507,357
Administrative expenses	120,703
Transfer agent fees
Class A	404,618
Class C	8,318
Class C2	593
Class K	86
Class Y	280,024
Distribution fees
Class A	273,168
Class C	74,632
Class C2	7,846
Shareowner communications expense	22,518
Custodian fees	23,788
Registration fees	114,613
Professional fees	81,275
Printing expense	50,328
Pricing fees	21,388
Trustees’ fees	18,085
Insurance expense	667
Miscellaneous	67,013
Total expenses		$ 3,077,020
Less fees waived and expenses reimbursed by the Adviser		(497,285)
Net expenses		$ 2,579,735
Net investment income		$ 9,485,467
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (8,227,664)
Futures contracts	2,160,074
Other assets and liabilities denominated in
foreign currencies	185	$ (6,067,405)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(18,525,397)
Futures contracts	49,414
Unfunded loan commitments	(633)	$(18,476,616)
Net realized and unrealized gain (loss) on investments		$(24,544,021)
Net decrease in net assets resulting from operations		$(15,058,554)

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 55

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/22	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 9,485,467	$ 9,532,924
Net realized gain (loss) on investments	(6,067,405)	3,242,551
Change in net unrealized appreciation (depreciation)
on investments	(18,476,616)	6,505,464
Net increase (decrease) in net assets resulting
from operations	$ (15,058,554)	$ 19,280,939
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.20 and $0.21 per share, respectively)	$ (2,996,912)	$ (3,115,385)
Class C ($0.18 and $0.19 per share, respectively)	(291,064)	(495,049)
Class C2 ($0.19 and $0.19 per share, respectively)	(31,441)	(34,989)
Class K ($0.24 and $0.24 per share, respectively)	(16,995)	(44,790)
Class Y ($0.23 and $0.24 per share, respectively)	(7,086,590)	(6,976,840)
Total distributions to shareowners	$ (10,423,002)	$ (10,667,053)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 234,708,942	$ 238,647,614
Reinvestment of distributions	8,585,192	8,756,874
Cost of shares repurchased	(249,660,751)	(285,122,426)
Net decrease in net assets resulting from Fund
share transactions	$ (6,366,617)	$ (37,717,938)
Net decrease in net assets	$ (31,848,173)	$ (29,104,052)
NET ASSETS:
Beginning of year	$ 440,454,993	$ 469,559,045
End of year	$ 408,606,820	$ 440,454,993

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/22	8/31/22	8/31/21	8/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,320,735	$ 48,740,164	5,691,465	$ 53,420,157
Reinvestment of distributions	314,531	2,860,197	314,813	2,949,627
Less shares repurchased	(7,041,990)	(64,243,230)	(6,507,994)	(60,889,558)
Net decrease	(1,406,724)	$ (12,642,869)	(501,716)	$ (4,519,774)
Class C
Shares sold	386,995	$ 3,526,684	583,072	$ 5,460,843
Reinvestment of distributions	31,976	291,064	52,705	494,486
Less shares repurchased	(1,066,151)	(9,756,108)	(2,046,875)	(19,180,034)
Net decrease	(647,180)	$ (5,938,360)	(1,411,098)	$ (13,224,705)
Class C2
Shares sold	13,216	$ 123,183	61,166	$ 571,857
Reinvestment of distributions	457	4,211	626	5,885
Less shares repurchased	(72,353)	(661,327)	(20,214)	(189,286)
Net increase (decrease)	(58,680)	$ (533,933)	41,578	$ 388,456
Class K
Shares sold	67,312	$ 605,485	76,023	$ 714,232
Reinvestment of distributions	451	4,118	3,117	29,258
Less shares repurchased	(25,376)	(230,838)	(376,895)	(3,544,763)
Net increase (decrease)	42,387	$ 378,765	(297,755)	$ (2,801,273)
Class Y
Shares sold	19,929,712	$ 181,713,426	19,005,450	$ 178,480,525
Reinvestment of distributions	595,941	5,425,602	562,298	5,277,618
Less shares repurchased	(19,200,532)	(174,769,248)	(21,458,436)	(201,318,785)
Net increase (decrease)	1,325,121	$ 12,369,780	(1,890,688)	$ (17,560,642)

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 57

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class A
Net asset value, beginning of period	$ 9.39	$ 9.21	$ 9.52	$ 9.40	$ 9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.18	$ 0.19	$ 0.23	$ 0.27	$ 0.18
Net realized and unrealized gain (loss) on investments	(0.52)	0.20	(0.29)	0.14	(0.12)
Net increase (decrease) from investment operations	$ (0.34)	$ 0.39	$ (0.06)	$ 0.41	$ 0.06
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.21)	$ (0.25)	$ (0.29)	$ (0.20)
Net increase (decrease) in net asset value	$ (0.54)	$ 0.18	$ (0.31)	$ 0.12	$ (0.14)
Net asset value, end of period	$ 8.85	$ 9.39	$ 9.21	$ 9.52	$ 9.40
Total return (b)	(3.65)%	4.25%	(0.61)%	4.39%	0.68%
Ratio of net expenses to average net assets	0.83%	0.81%	0.82%	0.82%	0.88%
Ratio of net investment income (loss) to average net assets	1.97%	1.98%	2.44%	2.87%	1.90%
Portfolio turnover rate	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$124,028	$144,818	$146,659	$176,601	$134,382
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.97%	0.85%	0.85%	0.86%	0.88%
Net investment income (loss) to average net assets	1.83%	1.94%	2.41%	2.83%	1.90%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class C
Net asset value, beginning of period	$ 9.41	$ 9.23	$ 9.52	$ 9.39	$ 9.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.17	$ 0.20	$ 0.25	$ 0.16
Net realized and unrealized gain (loss) on investments	(0.52)	0.20	(0.26)	0.14	(0.12)
Net increase (decrease) from investment operations	$ (0.36)	$ 0.37	$ (0.06)	$ 0.39	$ 0.04
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.19)	$ (0.23)	$ (0.26)	$ (0.18)
Net increase (decrease) in net asset value	$ (0.54)	$ 0.18	$ (0.29)	$ 0.13	$ (0.14)
Net asset value, end of period	$ 8.87	$ 9.41	$ 9.23	$ 9.52	$ 9.39
Total return (b)	(3.85)%	4.04%	(0.62)%	4.25%	0.45%
Ratio of net expenses to average net assets	1.03%	1.03%	1.04%	1.03%	1.06%
Ratio of net investment income (loss) to average net assets	1.74%	1.77%	2.22%	2.66%	1.72%
Portfolio turnover rate	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$12,069	$18,885	$31,557	$32,889	$58,380
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.04%	1.07%	1.06%	1.07%	1.06%
Net investment income (loss) to average net assets	1.73%	1.73%	2.20%	2.62%	1.72%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 59

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class C2
Net asset value, beginning of period	$ 9.42	$ 9.24	$ 9.52	$ 9.39	$ 9.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.17	$ 0.20	$ 0.25	$ 0.16
Net realized and unrealized gain (loss) on investments	(0.51)	0.20	(0.25)	0.15	(0.12)
Net increase (decrease) from investment operations	$ (0.35)	$ 0.37	$ (0.05)	$ 0.40	$ 0.04
Distributions to shareowners:
Net investment income	$ (0.19)	$ (0.19)	$ (0.23)	$ (0.27)	$ (0.18)
Net increase (decrease) in net asset value	$ (0.54)	$ 0.18	$ (0.28)	$ 0.13	$ (0.14)
Net asset value, end of period	$ 8.88	$ 9.42	$ 9.24	$ 9.52	$ 9.39
Total return (b)	(3.80)%	4.04%	(0.52)%	4.27%	0.44%
Ratio of net expenses to average net assets	1.00%	1.01%	1.03%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	1.78%	1.78%	2.20%	2.61%	1.73%
Portfolio turnover rate	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$1,228	$1,855	$ 1,436	$1,173	$1,650
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.01%	1.05%	1.05%	1.09%	1.06%
Net investment income (loss) to average net assets	1.77%	1.74%	2.18%	2.57%	1.73%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class K
Net asset value, beginning of period	$ 9.45	$ 9.27	$ 9.54	$ 9.42	$ 9.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.22	$ 0.27	$ 0.31	$ 0.21
Net realized and unrealized gain (loss) on investments	(0.52)	0.20	(0.26)	0.13	(0.11)
Net increase (decrease) from investment operations	$ (0.30)	$ 0.42	$ 0.01	$ 0.44	$ 0.10
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.24)	$ (0.28)	$ (0.32)	$ (0.24)
Net increase (decrease) in net asset value	$ (0.54)	$ 0.18	$ (0.27)	$ 0.12	$ (0.14)
Net asset value, end of period	$ 8.91	$ 9.45	$ 9.27	$ 9.54	$ 9.42
Total return (b)	(3.26)%	4.62%	0.16%	4.73%	1.03%
Ratio of net expenses to average net assets	0.46%	0.46%	0.46%	0.47%	0.50%
Ratio of net investment income (loss) to average net assets	2.36%	2.36%	2.86%	3.26%	2.26%
Portfolio turnover rate	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$1,001	$ 661	$ 3,408	$14,451	$10,166
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.49%	0.51%	0.47%	0.51%	0.50%
Net investment income (loss) to average net assets	2.33%	2.31%	2.85%	3.22%	2.26%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class Y
Net asset value, beginning of period	$ 9.41	$ 9.23	$ 9.51	$ 9.38	$ 9.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.22	$ 0.26	$ 0.30	$ 0.20
Net realized and unrealized gain (loss) on investments	(0.52)	0.20	(0.26)	0.14	(0.12)
Net increase (decrease) from investment operations	$ (0.31)	$ 0.42	$ (0.00)(b)	$ 0.44	$ 0.08
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.24)	$ (0.28)	$ (0.31)	$ (0.22)
Net increase (decrease) in net asset value	$ (0.54)	$ 0.18	$ (0.28)	$ 0.13	$ (0.14)
Net asset value, end of period	$ 8.87	$ 9.41	$ 9.23	$ 9.51	$ 9.38
Total return (c)	(3.29)%	4.63%	0.05%	4.81%	0.90%
Ratio of net expenses to average net assets	0.46%	0.46%	0.46%	0.47%	0.64%
Ratio of net investment income (loss) to average net assets	2.34%	2.33%	2.80%	3.23%	2.14%
Portfolio turnover rate	68%	43%	113%	84%	54%
Net assets, end of period (in thousands)	$270,281	$274,235	$286,499	$302,658	$258,634
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.57%	0.60%	0.59%	0.59%	0.64%
Net investment income (loss) to average net assets	2.23%	2.19%	2.67%	3.11%	2.14%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU

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2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

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Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using third party insurance industry pricing model.).

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B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

66 Pioneer Short Term Income Fund | Annual Report | 8/31/22

purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At August 31, 2022, the Fund was permitted to carry forward indefinitely $23,931,123 of short-term and $19,998,872 of long-term losses.

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$10,423,002	$10,667,053
Total	$10,423,002	$10,667,053

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 461,450
Capital loss carryforward	(43,929,995)
Current year dividend payable	(179,379)
Net unrealized depreciation	(16,332,757)
Total	$(59,980,681)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and reinsurance sidecars, the tax treatment of premium and amortization and the mark to market of futures contracts.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2022.

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E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/22

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

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The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s

70 Pioneer Short Term Income Fund | Annual Report | 8/31/22

military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically

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replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at August 31, 2022 are listed in the Schedule of Investments.

H. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 73

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at August 31, 2022, are disclosed in the Schedule of Investments.

J. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.

All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the

74 Pioneer Short Term Income Fund | Annual Report | 8/31/22

minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended August 31, 2022, was $52,331,506. Open futures contracts outstanding at August 31, 2022, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended August 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 75

Class C and Class C2 shares do not have expense limitations. Fees waived and expenses reimbursed, during the year ended August 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $38,219 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2022, the Fund paid $18,085 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $3,102.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$10,675
Class C	2,481
Class C2	53
Class K	96
Class Y	9,213
Total	$22,518

76 Pioneer Short Term Income Fund | Annual Report | 8/31/22

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,275 in distribution fees payable to the Distributor at August 31, 2022.

In addition, redemptions of Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class A, C, K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2022, CDSCs in the amount of $1,295 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2022, the Fund had no borrowings under the credit facility.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 77

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Variation
margin for
futures contracts*	$(10,406)	$ —	$ —	$ —	$ —
Total Value	$(10,406)	$ —	$ —	$ —	$ —

*	The fair value presented represents the cumulative unrealized appreciation (depreciation) on futures as reported in the table within the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivable or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

78 Pioneer Short Term Income Fund | Annual Report | 8/31/22

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2022 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$2,160,074	$ —	$ —	$ —	$ —
Total Value	$2,160,074	$ —	$ —	$ —	$ —

Change in Net
Unrealized
Appreciation
(Depreciation) on
Futures contracts	$ 49,414	$ —	$ —	$ —	$ —
Total Value	$ 49,414	$ —	$ —	$ —	$ —

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of August 31, 2022, the Fund had the following unfunded loan commitment outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Trident TPI Holdings, Inc.	$6,932	$6,932	$6,737	$(195)

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Pioneer Short Term Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the “Fund”), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

80 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

Pioneer Short Term Income Fund | Annual Report | 8/31/22 81

Additional Information (unaudited)

For the year ended August 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 71%.

82 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements

Pioneer Short Term Income Fund | Annual Report | 8/31/22 83

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

84 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 85

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice President,	communications and securities
	earlier retirement	The Bank of New York (financial and securities services) (1986 – 2004)	processing provider for financial
	or removal.		services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

86 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	Carver Bancorp, Inc. (holding
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	company) and Carver Federal
		Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

Pioneer Short Term Income Fund | Annual Report | 8/31/22 87

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)
(1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2004.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

88 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and Chief	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based
Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	investment accounting software
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	for reporting and reconciliation
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	services) (September 2022 –
		Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset	present)
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International, Eaton
Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Short Term Income Fund | Annual Report | 8/31/22 89

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2004. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	discretion of the Board	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and		May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2004. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (64)	Since 2004. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (40)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020

90 Pioneer Short Term Income Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022. Serves	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	at the discretion of	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

Pioneer Short Term Income Fund | Annual Report | 8/31/22 91

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92 Pioneer Short Term Income Fund | Annual Report | 8/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19427-16-1022

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $45,752 payable to Ernst & Young LLP for the year ended August 31, 2022 and $42,560 for the year ended August 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $16,423 and $15,277 during the fiscal years ended August 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $16,423 and $15,277 during the fiscal years ended August 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Short Term Income Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 4, 2022

* Print the name and title of each signing officer under his or her signature.